EXHIBIT 10.5

                             AMENDMENT NO. 1

                       DATED AS OF OCTOBER 28, 1999


                                    TO


                            TRANSFER AGREEMENT




                                 BETWEEN




                            RAVEN FUNDING LLC,
                              AS TRANSFEROR




                                   AND




                          GREYHOUND FUNDING LLC,
                              AS TRANSFEREE



                        DATED AS OF JUNE 30, 1999

                            Table of Contents


                                                                     Page


SECTION 1:  CERTAIN DEFINED TERMS . . . . . . . . . . . . . . . . . . . 1

SECTION 2:  AMENDMENT TO ARTICLE I OF TRANSFER AGREEMENT  . . . . . . . 1

SECTION 3:  AMENDMENT TO ARTICLE III OF TRANSFER AGREEMENT  . . . . . . 2

SECTION 4:  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . 4
            Section 4.1  Affirmation of Representations and Warranties  4
            Section 4.2  Due Authorization  . . . . . . . . . . . . . . 4
            Section 4.3  Binding Effect . . . . . . . . . . . . . . . . 4
            Section 4.4  No Consent . . . . . . . . . . . . . . . . . . 5

SECTION 5:  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . 5

SECTION 6:  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . 5
            Section 6.1  Duplicate Originals. . . . . . . . . . . . . . 5
            Section 6.2  Ratification and Effect. . . . . . . . . . . . 5
            Section 6.3  GOVERNING LAW  . . . . . . . . . . . . . . . . 5
            Section 6.4  Headings   . . . . . . . . . . . . . . . . . . 5
            Section 6.5  Counterparts   . . . . . . . . . . . . . . . . 5
            Section 6.6  Severability of Provisions   . . . . . . . . . 5

          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to TRANSFER AGREEMENT, dated as of June 30, 1999, between GREYHOUND FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware (the "Issuer"), and RAVEN FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware ("SPV").


                           W I T N E S S E T H:


          WHEREAS, the Issuer and SPV are parties to a Transfer
Agreement, dated as of June 30, 1999 (the "Transfer Agreement");

          WHEREAS, the Issuer and SPV desire to amend certain terms of the Transfer Agreement; and

          WHEREAS, the Issuer and SPV have duly authorized the execution and delivery of this Amendment.

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Transfer Agreement be amended and supplemented as follows:

                    SECTION 1:  CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Transfer Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     SECTION 2:  AMENDMENT TO ARTICLE I OF TRANSFER AGREEMENT

          Article I of the Transfer Agreement is hereby amended by adding the following new defined term in alphabetical order:

               "'Material Adverse Effect' means, with respect to any occurrence, event or condition:

          (i) a material adverse effect on SPV's title to the SUBI Certificates or the beneficial interest in the Sold Units or Fleet Receivables represented thereby;

          (ii) a material adverse effect on the ability of the Origination Trust to perform its obligations under the Transaction Documents to which it is a party; or

          (iii) a material adverse effect on the validity or enforceability of the Transaction Documents to which the Origination Trust is a party."

        SECTION 3:  AMENDMENT TO ARTICLE III OF TRANSFER AGREEMENT

          Article III of the Transfer Agreement is hereby amended by adding the following Section 3.3 to the end of said Article:

          "SECTION 3.3 Representations and Warranties Regarding Origination Trust. SPV hereby represents and warrants to the Issuer as of the date hereof and as of each Transferred Asset Closing Date, that:

          (a)       Existence and Power.

          The Origination Trust (a) is a statutory business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign business trust and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Transaction Documents.

          (b)       Governmental Authorization.

          The execution, delivery and performance by the Origination Trust of the Transaction Documents to which it is a party (a) was and is within the Origination Trust's power and has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of its certificate of trust or the Origination Trust Documents or result in the creation or imposition of any Lien on any of the properties of the Origination Trust, except for Liens created by the Origination Trust Documents. Each of the Transaction Documents to which the Origination Trust is a party has been duly executed and delivered by or on behalf of the Origination Trust.

          (c)       Binding Effect.

          Each Transaction Document to which the Origination Trust is a party is a legal, valid and binding obligation of the Origination Trust enforceable against the Origination Trust in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          (d)       Litigation.

          There is no action, suit or proceeding pending against or, to the knowledge of SPV, threatened against or affecting the Origination Trust before any court or arbitrator or any Governmental Authority that could have a Material Adverse Effect.

          (e)       No ERISA Plan.

          The Origination Trust has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA and will not do so prior to the termination of this Agreement.

          (f)       Tax Filings and Expenses.

          The Origination Trust has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of SPV, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by the Origination Trust, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. The Origination Trust has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify.

          (g)       Investment Company Act.

          The Origination Trust is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act.

          (h)       No Consent.

          No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution, delivery or performance of any of the Origination Trust's obligations under any Transaction Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the Origination Trust prior to the Initial Closing Date.

          (i)       Chief Executive Office.

          The Origination Trust's principal place of business and chief executive office and the office where it keeps its records is c/o Wilmington Trust Company, 1100 North Market
     Street, Wilmington, DE  19890."

          (j)       SUBI Certificates.

          The SUBI Certificates have been duly executed and delivered by Wilmington Trust Company in accordance with the Origination Trust Agreement, have been duly issued in accordance with the Origination Trust Agreement and are entitled to the benefits afforded by the Origination Trust Agreement.

                SECTION 4:  REPRESENTATIONS AND WARRANTIES


          In order to induce the Issuer to agree to this Amendment, SPV hereby represents and warrants, as follows, for the benefit of the Issuer, as of the date hereof:

          Section 4.1 Affirmation of Representations and Warranties. Each representation and warranty of SPV set forth in the Transfer Agreement and in each other Transaction Document to which it is a party is true and correct as of the date of this Amendment as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.

          Section 4.2 Due Authorization.

          The execution, delivery and performance by SPV of this Amendment (a) is within SPV's power, has been duly authorized by all necessary action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of Law or any provision of applicable law, its certificate of formation or the Limited Liability Company Agreement of SPV or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument bindng upon SPV or any of its properties or result in the creation or imposition of any Lien on any its properties except for Liens created by the Transfer Agreement or the other Transaction Documents. This Amendment has been executed and delivered by a duly authorized officer of SPV.

          Section 4.3 Binding Effect.

          This Amendment is a legal, valid and binding obligation of SPV enforceable against SPV in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          Section 4.4 No Consent.

          No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Amendment or for the performance of any of SPV's obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as were obtained by SPV prior to the date hereof.


                     SECTION 5:  CONDITIONS PRECEDENT

          This Amendment shall become effective and shall be binding on each of the parties hereto upon the effectiveness of Supplemental
Indenture No. 1, dated as of October 28, 1999, to the Base Indenture.


                        SECTION 6:  MISCELLANEOUS

          Section 6.1 Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

          Section 6.2 Ratification and Effect.

          The Transfer Agreement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 6.3   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 6.4   Headings.  The various headings in this
Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 6.5 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 6.6 Severability of Provisions. If any one or more of the covenants, agreement, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

          IN WITNESS WHEREOF, the Issuer and SPV have caused this Amendment No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                    GREYHOUND FUNDING LLC


                                    By:  /s/  Tony Wong
                                         -------------------------------
                                    Name:     Tony Wong
                                    Title:    Manager


                                    RAVEN FUNDING LLC


                                    By:  /s/  Bernard J. Angelo
                                         -------------------------------
                                    Name:     Bernard J. Angelo
                                    Title:    Manager

                                                        Exhibit 10.5


                            TRANSFER AGREEMENT




                                 BETWEEN




                            RAVEN FUNDING LLC,
                              AS TRANSFEROR




                                   AND




                         GREYHOUND FUNDING, LLC,
                              AS TRANSFEREE







                        DATED AS OF JUNE 30, 1999

                            TABLE OF CONTENTS

                                                                     Page

                                ARTICLE I
                               DEFINITIONS  . . . . . . . . . . . . .   1

         SECTION 1.1  Certain Defined Terms . . . . . . . . . . . . .   1
         SECTION 1.2  Other Definitional Provisions . . . . . . . . .   1

                                ARTICLE II
                      TRANSFER OF TRANSFERRED ASSETS  . . . . . . . .   4

         SECTION 2.1  Initial Contribution  . . . . . . . . . . . . .   4
         SECTION 2.3  Additional Transferred Asset Closings;
                 Payment  . . . . . . . . . . . . . . . . . . . . . .   4

                               ARTICLE III
                      REPRESENTATIONS AND WARRANTIES  . . . . . . . .   5

         SECTION 3.1  Representations and Warranties Regarding
                 Transferred Assets . . . . . . . . . . . . . . . . .   5
         SECTION 3.2  Representations and Warranties Regarding
                 SPV  . . . . . . . . . . . . . . . . . . . . . . . .   5

                                ARTICLE IV
                          CONDITIONS TO TRANSFER  . . . . . . . . . .   8

         SECTION 4.1  Conditions Precedent to Effectiveness of
                      Agreement  . . . . . . . . . . . . . . .. . . .   8
         SECTION 4.2  Conditions to Obligation of the Issuer to
                      make a Transferred Asset Payment  . . . . . . .   9

                                ARTICLE V
                       TRANSFER TERMINATION EVENTS  . . . . . . . . .  10

                                ARTICLE VI
                             COVENANTS OF SPV . . . . . . . . . . . .  11
         Section 6.1  Conduct of Business and Maintenance of
                      Existence   . . . . . . . . . . . . . . . . . .  11
         Section 6.2  Compliance with Laws  . . . . . . . . . . . . .  11
         Section 6.3  Inspection of Property, Books and Records . . .  12
         Section 6.4  Compliance with Transaction Documents . . . . .  12
         Section 6.5  Notice of Defaults  . . . . . . . . . . . . . .  13
         Section 6.6  Notice of Material Proceedings  . . . . . . . .  13
         Section 6.7  Further Requests  . . . . . . . . . . . . . . .  13
         Section 6.8  Annual Opinion of Counsel . . . . . . . . . . .  13
         Section 6.9  Liens . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.10 Other Indebtedness  . . . . . . . . . . . . . .  14
         Section 6.11 Mergers   . . . . . . . . . . . . . . . . . . .  14
         Section 6.12 Acquisition of Assets   . . . . . . . . . . . .  14
         Section 6.13 Distributions.  . . . . . . . . . . . . . . . .  14
         Section 6.14 Organizational Documents  . . . . . . . . . . .  14
         Section 6.15 Investments   . . . . . . . . . . . . . . . . .  14
         Section 6.16 No Other Agreements   . . . . . . . . . . . . .  14
         Section 6.17 Other Business  . . . . . . . . . . . . . . . .  14

         Section 6.18 Maintenance of Separate Existence   . . . . . .  15
         Section 6.19 No ERISA Plan   . . . . . . . . . . . . . . . .  17

                               ARTICLE VII
                          ADDITIONAL AGREEMENTS   . . . . . . . . . .  17

         SECTION 7.1  Initial UCC Filings . . . . . . . . . . . . . .  17
         SECTION 7.2  Computer Files Marked . . . . . . . . . . . . .  18
         SECTION 7.3  Protection of Title . . . . . . . . . . . . . .  18
         SECTION 7.4  Repurchase Events . . . . . . . . . . . . . . .  18

                               ARTICLE VIII
                         MISCELLANEOUS PROVISIONS . . . . . . . . . .  19

         SECTION 8.1  Amendment . . . . . . . . . . . . . . . . . . .  19
         SECTION 8.2  Survival  . . . . . . . . . . . . . . . . . . .  20
         SECTION 8.3  Notices . . . . . . . . . . . . . . . . . . . .  20
         SECTION 8.4  GOVERNING LAW . . . . . . . . . . . . . . . . .  20
         SECTION 8.5  Waivers . . . . . . . . . . . . . . . . . . . .  20
         SECTION 8.6  Headings  . . . . . . . . . . . . . . . . . . .  21
         SECTION 8.7  Counterparts  . . . . . . . . . . . . . . . . .  21
         SECTION 8.8  Severability of Provisions  . . . . . . . . . .  21
         SECTION 8.9  Assignment  . . . . . . . . . . . . . . . . . .  21
         SECTION 8.10 Further Assurances. . . . . . . . . . . . . . .  21
         SECTION 8.11 No third-Party Beneficiaries. . . . . . . . . .  21
         SECTION 8.12 Merger and Integration. . . . . . . . . . . . .  21
         SECTION 8.13 Authority of the Administrator. . . . . . . . .  21
         SECTION 8.15 No Petition Covenants . . . . . . . . . . . . .  22
         SECTION 8.15 SUBIs   . . . . . . . . . . . . . . . . . . . .  22



Exhibit A             Form of Initial Assignment
Exhibit B             Form of Additional Assignment

                            TRANSFER AGREEMENT

          This Transfer Agreement (the "Agreement") is made as of June 30, 1999, between GREYHOUND FUNDING, LLC, a Delaware limited liability company (the "Issuer"), and RAVEN FUNDING LLC, a Delaware limited liability company ("SPV").


                            R E C I T A L S :

          SPV owns all of the Common Membership Interests in the Issuer.

          On the terms and subject to the conditions set forth herein, SPV desires to transfer the Initial Transferred Assets to the Issuer on the Initial Closing Date, in the form of a contribution to the capital of the Issuer.

          Following the Initial Closing Date, on the terms and subject to the conditions set forth herein, SPV desires from time to time to transfer to the Issuer any interest that the SPV acquires in Additional Transferred Assets and, in consideration for such transfer, the Issuer is willing to make a payment to SPV on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants herein contained, the parties hereto agree as follows:


                                ARTICLE I
                               DEFINITIONS

          SECTION 1.1 Certain Defined Terms. Capitalized terms used in the above recitals and in this Agreement, and not defined in this Agreement, shall have the respective meanings assigned to them in the Definitions List attached to the Base Indenture, dated as of the date hereof, between the Issuer and The Chase Manhattan Bank, as indenture trustee, as the same may be amended, supplemented or otherwise modified from time to time, exclusive of Indenture Supplements creating a new Series of Investor Notes (the "Base Indenture").

          SECTION 1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto. Additionally, the following terms shall have the following meanings for all purposes of this Agreement:

          "Additional Transferred Assets" means, in respect of a Lease SUBI Allocation Event, the following assets:

               (a) the beneficial interest in the Additional Units allocated to the Lease SUBI Portfolio on such date and any

          Unit Leases, Unit Vehicles and Related Rights associated therewith;

               (b) the Origination Trust Documents, as such agreements are applicable to the Additional Units referred to in clause
          (a) and any Unit Leases, Unit Vehicles and Related Rights associated therewith;

               (c) all payments and distributions under the foregoing of whatever kind or character and whether in cash or other property, at any time made or distributable to SPV thereunder or in respect thereof, whether due or to become due, including, without limitation, the immediate and continuing right of SPV to receive and collect all amounts payable to the holder of the Lease SUBI Certificate and all of SPV's rights, remedies, powers, interests and privileges under the foregoing (whether arising pursuant to the terms thereof or otherwise available to SPV), including, without limitation, the right to enforce the foregoing, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof; and

               (d) any proceeds and products of the foregoing.

          "Initial Transferred Assets" means the following assets:

          (a) the Lease SUBI, the Lease SUBI Certificate and the beneficial interest in the Initial Units allocated to the Lease SUBI Portfolio on the Initial Closing Date and any Unit Leases, Unit Vehicles and Related Rights associated therewith;

          (b) the Fleet Receivable SUBI Certificate and the beneficial interest in the Fleet Receivables and the Origination Trust's rights under the Receivables Purchase Agreement from time to time allocated to the Fleet Receivable SUBI and represented by the Fleet Receivable SUBI Certificate;

          (c) the Origination Trust Documents, as such agreements are applicable to the Initial Units and the Fleet Receivable SUBI Certificate and the other Origination Trust Assets referred to in clauses (a) and (b);

          (d) the Series 1999-1 Lease Rate Cap, dated the Initial
     Closing Date, between SPV and an Eligible Counterparty;

          (e) all payments and distributions under the foregoing of whatever kind or character and whether in cash or other property, at any time made or distributable to SPV thereunder or in respect thereof, whether due or to become due, including, without limitation, the immediate and continuing right of SPV to receive and collect all amounts payable to the holder of the Lease SUBI

     Certificate and the Fleet Receivable SUBI Certificate and all of SPV's rights, remedies, powers, interests and privileges under the foregoing (whether arising pursuant to the terms thereof or otherwise available to SPV), including, without limitation, the right to enforce the foregoing, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof; and

          (f) any proceeds and products of the foregoing.

          "Lease SUBI Allocation Event" means that Additional Units have been allocated to the Lease SUBI Portfolio pursuant to the Lease SUBI Supplement.

          "Existing Notes" means the collective reference to the promissory note of PHH Vehicle Management Services, LLC, dated June 10, 1999, in the principal amount of $72,799,409.54 payable to the order of The Chase Manhattan Bank, the promissory note of TRAC Funding, Inc., dated June 10, 1999, in the principal amount of $382,682,411.75 payable to the order of The Chase Manhattan Bank and the promissory note of TRAC Funding II, Inc., dated June 10, 1999, in the principal amount of $458,678,286.94 payable to the order of The Chase Manhattan Bank.

          "Potential Transfer Termination Event" means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute a Transfer Termination Event.

          "Series 1999-1 Indenture Supplement" means the Series 1999-1 Indenture Supplement to the Base Indenture, dated as of the Initial Closing Date, among the Issuer, the Administrator, The Chase Manhattan Bank, as Funding Agent, APA Bank and Indenture Trustee, and Park Avenue Receivables Corporation, as Initial Purchaser.

          "Transfer Termination Event" is defined in Article X.

          "Transferred Assets" means the Initial Transferred Assets together with any Additional Transferred Assets.

          "Trust Assets" is defined in the Origination Trust Agreement.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in
Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and

Section, subsection, Schedule and Exhibit references are to Sections, subsections, Schedules and Exhibits to this Agreement, unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                                ARTICLE II
                      TRANSFER OF TRANSFERRED ASSETS

          SECTION 2.1 Initial Contribution. On the Initial Closing Date, subject to the terms and conditions set forth herein, SPV shall assign, transfer, set over and otherwise convey to the Issuer, as a contribution to the capital of the Issuer, all the right, title and interest of SPV in and to the Initial Transferred Assets, by executing and delivering to the Issuer an assignment, substantially in the form of
Exhibit A (the "Initial Assignment").   In connection with the Initial
Assignment, effective with the transfer of the Initial Transferred Assets to the Issuer hereunder, the Issuer hereby assumes all of the obligations under the Existing Notes.

          SECTION 2.2 Subsequent Transfers. On each date following the Initial Closing Date when a Lease SUBI Allocation Event occurs, subject to the satisfaction of the terms and conditions set forth herein, SPV shall sell, assign, transfer, set over and otherwise convey to the Issuer all of SPV's right, title and interest in, to and under the Additional Transferred Assets, by executing and delivering to the Issuer an assignment, substantially in the form of Exhibit B (an "Additional Assignment").

          SECTION 2.3 Additional Transferred Asset Closings; Payment. The consummation of each transfer contemplated by Section 2.2 shall take place on the related date of such transfer (the "Additional Closing Date" and, together with the Initial Closing Date, the "Transferred Asset Closing Dates").

          In consideration of the transfer of Additional Transferred Assets to the Issuer on each Additional Closing Date and subject to the terms and conditions set forth herein, the Issuer shall pay to SPV an amount (the "Transferred Asset Payment") equal to the amount available therefor on such Additional Closing Date under the Indenture.

          SECTION 2.4 Security Interest in the Transferred Assets. The parties to this Agreement intend that the transactions contemplated by Sections 2.1 and 2.2 shall be, and shall be treated as, absolute assignments, transfers and conveyances by SPV of the Transferred Assets and not as a lending transaction. If this Agreement does not constitute a valid assignment, transfer and conveyance of all right, title and interest of SPV in, to and under the Transferred Assets despite the intent of the parties hereto, SPV hereby grants a first priority "security interest" (as defined in the UCC as in effect in the State of New York) in the Transferred Assets and all proceeds thereof to the

Issuer and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

          The foregoing assignments, transfers and conveyances pursuant to this Article II do not constitute and are not intended to result in the creation of any obligation of the Issuer other than the Issuer's obligations to SPV under this Agreement and do not constitute and are not intended to result in the assumption by the Issuer of any obligation of SPV or any other Person in connection with the Transferred Assets or any agreement or instrument relating thereto, including any obligation to any Obligor under any Lease Agreement or Fleet Service Contract.


                               ARTICLE III
                      REPRESENTATIONS AND WARRANTIES

          SECTION 3.1 Representations and Warranties Regarding Transferred Assets. As of each Transferred Asset Closing Date, SPV hereby represents and warrants to the Issuer that none of the Transferred Assets transferred by SPV on such date has been sold, transferred, assigned or pledged by SPV to any Person other than the Issuer. Immediately prior to the transfer and assignment contemplated herein, SPV had good title to such Transferred Assets free and clear of all Liens and, immediately upon the transfer thereof hereunder, the Issuer will have good title to such Transferred Assets, free and clear of all Liens, and the transfer of such Transferred Assets by SPV to the Issuer has been perfected under the UCC.

          SECTION 3.2 Representations and Warranties Regarding SPV. SPV hereby represents and warrants to the Issuer as of the date hereof and as of each Transferred Asset Closing Date, that:

          (a)  Existence and Power.

          SPV (a) is a special purpose limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and (c) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Agreement and the other Transaction Documents.

          (b)  Governmental Authorization.

          The execution, delivery and performance by SPV of this Agreement and the other Transaction Documents to which it is a party (a) is within SPV's power, has been duly authorized by all necessary action,
(b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (c) does not contravene, or constitute a default under, any Requirement of

Law or any provision of its certificate of formation or the limited liability company agreement of the SPV or result in the creation or imposition of any Lien on any of the properties of the SPV, except for Liens created by this Agreement. This Agreement and each of the other Transaction Documents to which SPV is a party has been executed and delivered by a duly authorized officer of SPV.

          (c)  Binding Effect.

          This Agreement and each other Transaction Document to which SPV is a party is a legal, valid and binding obligation of SPV enforceable against SPV in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

          (d)  Litigation.

          There is no action, suit or proceeding pending against or, to the knowledge of SPV, threatened against or affecting SPV before any court or arbitrator or any Governmental Authority that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of SPV or which in any manner draws into question the validity or enforceability of this Agreement or any other Transaction Document to which SPV is a party or may be bound or the ability of SPV to perform its obligations hereunder or thereunder.

          (e)  No ERISA Plan.

          SPV has not established and does not maintain or contribute to any Pension Plan that is covered by Title IV of ERISA and will not do so prior to the termination of this Agreement.

          (f)  Tax Filings and Expenses.

          SPV has filed all federal, state and local tax returns and all other tax returns which, to the knowledge of SPV, are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by SPV, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been set aside on its books. SPV has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify.

          (g)  Investment Company Act.

          SPV is not, and is not controlled by, an "investment company" within the meaning of, and is not required to register as an "investment company" under, the Investment Company Act of 1940.

          (h)  Margin Stock.

          SPV is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

          (i)  No Consent.

          No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Agreement or for the performance of any of SPV's obligations hereunder or thereunder or under any other Transaction Document other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by the SPV prior to the Initial Closing Date.

          (j)  Solvency.

          Both before and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, SPV is solvent within the meaning of the Bankruptcy Code and SPV is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Insolvency Event has occurred with respect to SPV.

          (k)  Security Interests.

          (i) Each of the SUBI Certificates has been duly registered in the name of the Issuer and all other action necessary (including the filing of UCC-1 financing statements) to protect and perfect the Issuer's ownership interest in the Transferred Assets now in existence and hereafter acquired or created has been duly and effectively taken.

          (ii) No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing SPV as debtor covering all or any part of the Transferred Assets is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by SPV in favor of the Issuer in connection with this Agreement.

          (iii) All action necessary to perfect the Issuer's ownership interest in the Transferred Assets has been duly taken.

          (iv) Except for a change made pursuant to Section 7.3(c), SPV's principal place of business and chief executive office shall be at:
900 Old Country Road, Garden City, New York 11530 and the place where its records concerning the Transferred Assets are kept is at: c/o Wilmington Trust Company, as Custodian, 1100 North Market Street, Wilmington, DE 19890. SPV does not transact, and has not transacted, business under any other name.

          (v) All authorizations in this Agreement for the Issuer to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements, and other instruments with respect to the Transferred Assets are powers coupled with an interest and are irrevocable.

          (l)  Binding Effect of Certain Agreements.

          Each of the Origination Trust Documents is in full force and effect and there are no outstanding events of default or termination events thereunder nor have events occurred which, with the giving of notice, the passage of time or both, would constitute such an event of default or termination event.

          (m)  Non-Existence of Other Agreements.

          (i) SPV is not a party to any contract or agreement of any kind or nature and SPV is not subject to any obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations.

          (ii) SPV has not engaged in any activities since its formation (other than those incidental to its formation and other appropriate actions including the execution of the Transaction Documents to which it is a party and the performance of the activities referred to in or contemplated by such agreements).

          (n)  Compliance with Contractual Obligations and Laws.

          SPV is not (i) in violation of its limited liability company agreement, (ii) in violation of any Requirement of Law to which it or its property or assets may be subject or (iii) in violation of any Contractual Obligation with respect to SPV.

          (o)  Other Representations.

          All representations and warranties of SPV made in each Transaction Document to which it is a party are true and correct and are repeated herein as though fully set forth herein.


                                ARTICLE IV
                          CONDITIONS TO TRANSFER

          SECTION 4.1  Conditions Precedent to Effectiveness of
Agreement. This Agreement shall become effective upon the satisfaction of the following conditions:

          (a) Agreement. The Issuer and the SPV shall have duly executed and delivered this Agreement.

          (b) Indenture Supplement. The Effective Date under the Series 1999-1 Indenture Supplement, dated as of the date hereof, to the Base Indenture shall have occurred.

          (c) Certificate of Formation. The Issuer shall have received a true and complete copy of the certificate of formation of SPV, certified as a true and correct copy thereof by the Secretary of State of the State of Delaware, and a true and complete copy of the limited liability company agreement of SPV, certified as a true and correct copy thereof by the Secretary or an Assistant Secretary (or equivalent thereof) of SPV.

          (d) Resolutions. The Issuer shall have received copies of duly adopted resolutions of the Managers of SPV as in effect on the Effective Date and in form and substance reasonably satisfactory to the Issuer authorizing the execution, delivery and performance of this Agreement, the documents to be delivered by SPV hereunder and the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary (or equivalent thereof) of SPV.

          (e) Incumbency Certificate. The Issuer shall have received a certificate as to the incumbency and signature of the officers of SPV authorized to sign this Agreement, on behalf of SPV, together with evidence of the incumbency of such Secretary or Assistant Secretary, certified by the Secretary or Assistant Secretary of SPV.

          (f) Assignment. SPV shall have executed and delivered to the Issuer the Initial Assignment.

          (g) Representations and Warranties. The Issuer shall have received a certificate of an Authorized Officer of SPV to the effect that all representations and warranties of SPV contained in Sections 3.1 and 3.2, or in any certificate delivered in connection with this Agreement, are true and correct and with the same force and effect as though such representations and warranties had been made as of such date (other than those representations and warranties made as of an earlier date specified therein, in which case such representations and warranties are true and correct as of such earlier date).

          SECTION 4.2 Conditions to Obligation of the Issuer to make a Transferred Asset Payment. The obligation of the Issuer to make a Transferred Asset Payment on any Additional Closing Date and of SPV to transfer the related Additional Transferred Assets to the Issuer hereunder on any Additional Closing Date is subject to the satisfaction of the following conditions:

          (a) all representations and warranties of SPV contained in this Agreement and in the other Transaction Documents shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of such day (other than those representations and warranties made as of an earlier date specified therein, in which case such representations and warranties are true and correct as of such earlier date);

          (b) SPV shall have executed and delivered to the Issuer an Additional Assignment conveying such Additional Transferred Assets to the Issuer; and

          (c) no Transfer Termination Event shall have occurred and be continuing.


                                ARTICLE V
                       TRANSFER TERMINATION EVENTS

          If any one of the following events shall occur and be continuing:

          (i) an Insolvency Event shall occur with respect to SPV, the Origination Trust, ARAC or VMS;

          (ii) failure on the part of SPV to observe or perform in any material respect any covenants or agreements of SPV set forth herein, which failure continues unremedied for a period of 30 days after there shall have been given, by registered or certified mail, to SPV by the Issuer or the Indenture Trustee, written notice specifying such default and requiring it to be remedied;

          (iii) any representation or warranty made by SPV in this Agreement shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 30 days after there shall have been given, by registered or certified mail, to the SPV by the Indenture Trustee or the Issuer, written notice thereof;

          (iv) the Issuer shall for any reason cease to have a valid and perfected first priority ownership interest in the Transferred Assets or any of VMS, SPV or any Affiliate of either thereof shall so assert;

          (v) there shall have been filed against ARAC, VMS, the Origination Trust or SPV (i) a notice of federal tax Lien from the Internal Revenue Service, (ii) a notice of Lien from the PBGC under
     Section 412(n) of the Internal Revenue Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which either of such sections applies or (iii) a notice of any other Lien the existence of which could reasonably be expected to have a material adverse effect on the business, operations or financial condition of such Person, and, in each case, 40 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

          (vi) one or more judgments or decrees shall be entered against SPV involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof;

          (vii) the Transfer Agreement or any other Transaction Document shall cease, for any reason, to be in full force and effect (other than in accordance with its terms);

          (viii) an Amortization Event with respect to each Series of Investor Notes Outstanding shall occur and be continuing; or

          (ix) a Receivable Purchase Termination Event shall occur and be continuing;


then, in the case of any event described in clause (i) above, a "Transfer Termination Event" will be deemed to have occurred without notice or other action by any Person and, in the case of any of the other events described above, the Issuer may declare, by delivering written notice thereof to SPV, that a "Transfer Termination Event" has occurred. If a Transfer Termination Event has occurred, no Additional Transferred Assets shall be transferred to the Issuer hereunder.


                                ARTICLE VI
                             COVENANTS OF SPV

          Section 6.1  Conduct of Business and Maintenance of Existence.

          SPV will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business and operations of SPV or which qualification shall be necessary to protect the validity and enforceability of this Agreement and any instrument or agreement included in the Transferred Assets.

          Section 6.2  Compliance with Laws.

          SPV will comply in all respects with all Requirements of Law and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not materially and adversely affect the condition, financial or otherwise, operations, performance, properties or prospects of SPV or its ability to carry out the transactions contemplated in this Agreement and each other Transaction Document; provided, however, such noncompliance will not result in a Lien (other than a Permitted Lien) on any asset of SPV.

          Section 6.3  Inspection of Property, Books and Records.

          SPV will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to the Transferred Assets and its business activities in accordance with GAAP; and will permit the Issuer and the Indenture Trustee to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

          Section 6.4  Compliance with Transaction Documents.

          (a) SPV will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Transferred Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Agreement, any other Transaction Document or such other instrument or agreement.

          (b) Promptly upon becoming aware of any default under any Transaction Document, SPV shall give the Issuer, the Indenture Trustee and the Rating Agencies notice thereof.

          (c) SPV will punctually perform and observe all of its obligations and agreements contained in this Agreement, the other Transaction Documents and in the instruments and agreements included in the Transferred Assets, including but not limited to preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Agreement in accordance with and within the time periods provided for herein.

          (d) Without derogating from the absolute nature of the assignment granted to the Issuer under this Agreement or the rights of the Issuer hereunder, SPV agrees that, unless such action is specifically permitted hereunder or under the other Transaction Documents, it will not, without the prior written consent of the Issuer (or its assignees or pledgees), amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Transferred Assets, including any of the Transaction Documents included in the Transferred Assets, or waive timely performance or observance by the Origination Trust, VMS or the Servicer under the Origination Trust Documents.

          Section 6.5  Notice of Defaults.

          Promptly upon becoming aware of any Potential Termination Event, SPV shall give the Issuer, the Indenture Trustee and the Rating Agencies notice thereof, together with an Officer's Certificate, setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by SPV.

          Section 6.6  Notice of Material Proceedings.

          Promptly upon becoming aware thereof, SPV shall give the Issuer, the Indenture Trustee and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting the Issuer which is reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of SPV or the ability of SPV to perform its obligations under this Agreement or under any other Transaction Document to which it is a party.

          Section 6.7  Further Requests.

          SPV will promptly furnish to the Issuer, the Indenture Trustee and the Rating Agencies such other information as, and in such form as, the Issuer, the Indenture Trustee or the Rating Agencies may reasonably request in connection with the transactions contemplated hereby.

          Section 6.8  Annual Opinion of Counsel.

          On or before March 31 of each calendar year, commencing with March 31, 2000, SPV shall furnish to the Issuer and the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Agreement, the Assignments and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the Issuer's perfected ownership interest in the Transferred Assets assigned by this Agreement and the Assignments and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such ownership interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Agreement and the Assignment and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the Issuer's ownership interest in the Transferred Assets until March 31 in the following calendar year.

          Section 6.9  Liens.

          Except for the conveyances hereby, SPV will not sell, pledge, assign or transfer Transferred Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien thereon (except

Permitted Liens) and SPV shall defend the right, title and interest of the Issuer in, to and under all Transferred Assets against all claims of third parties (other than Permitted Liens) claiming through or under SPV.

          Section 6.10  Other Indebtedness.

          SPV will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness.

          Section 6.11  Mergers.

          SPV will not merge or consolidate with or into any other
Person.

          Section 6.12  Acquisition of Assets.

          SPV will not acquire, by long-term or operating lease or otherwise, any assets except in accordance with the terms of the Transaction Documents.

          Section 6.13  Distributions.

          SPV will not declare or pay any distributions on any of its limited liability company interests or make any purchase, redemption or other acquisition of, any of its limited liability company interests other than in accordance with the Delaware Limited Liability Company Act, as amended.

          Section 6.14  Organizational Documents.

          SPV will not amend its limited liability company agreement unless, prior to such amendment, each Rating Agency confirms that after such amendment the Rating Agency Condition with respect to each Series of Investor Notes Outstanding and each series of Preferred Membership Interests will be met.

          Section 6.15  Investments.

          SPV will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than in accordance with the Transaction Documents.

          Section 6.16  No Other Agreements.

          SPV will not enter into or be a party to any agreement or instrument other than any Transaction Document or documents and agreements incidental thereto.

          Section 6.17  Other Business.

          SPV will not engage in any business or enterprise or enter into any transaction other than those contemplated by the Transaction Documents and other activities related to or incidental to any of the foregoing.

          Section 6.18  Maintenance of Separate Existence.

          SPV will do all things necessary to continue to be readily distinguishable from VMS, ARAC and the Affiliates of each of the foregoing and maintain its existence separate and apart from that of VMS, ARAC and the Affiliates of each of the foregoing, including, without limitation:

          (1) practicing and adhering to organizational formalities, such as maintaining appropriate books and records;

          (2) observing all organizational formalities in connection with all dealings between itself and VMS, ARAC and the Affiliates of each of the foregoing or any other unaffiliated entity;

          (3) observing all procedures required by its certificate of formation and its limited liability company agreement and the laws of the State of Delaware;

          (4) acting solely in its name and through its duly authorized officers or agents in the conduct of its businesses;

          (5) managing its business and affairs by or under the direction of its managers;

          (6) ensuring that its Authorized Officers duly authorize all of its actions;

          (7) ensuring the receipt of proper authorization, when necessary, in accordance with the terms of its limited liability company agreement for its actions;

          (8) owning or leasing (including through shared arrangements with Affiliates) all office furniture and equipment necessary to operate its business;

          (9)  maintaining at least one manager who is an Independent
     Manager;

          (10) not (A) having or incurring any indebtedness to VMS, ARAC or any Affiliates of VMS or ARAC; (B) guaranteeing or otherwise becoming liable for any obligations of VMS, ARAC or any Affiliates of VMS or ARAC; (C) having obligations guaranteed by VMS, ARAC or any Affiliates of VMS or ARAC; (D) holding itself out as responsible for debts of VMS, ARAC or any Affiliates of VMS or ARAC or for decisions or actions with respect to the affairs of VMS,

     ARAC or any Affiliates of VMS or ARAC; (E) operating or purporting to operate as an integrated, single economic unit with respect to VMS or ARAC or any Affiliates of VMS or ARAC or any other unaffiliated entity; (F) seeking to obtain credit or incur any obligation to any third party based upon the assets of VMS or ARAC or any Affiliates of VMS or ARAC or any other unaffiliated entity;
     (G) induce any such third party to reasonably rely on the creditworthiness of VMS or ARAC or any Affiliates of VMS or ARAC or any other unaffiliated entity; and (H) being directly or indirectly named as a direct or contingent beneficiary or loss payee on any insurance policy of VMS, ARAC or any Affiliates of VMS or ARAC other than as required by the Transaction Documents with respect to insurance on the Leased Vehicles;

          (11) other than as provided in the Transaction Documents, maintaining its deposit and other bank accounts and all of its assets separate from those of any other Person;

          (12) maintaining its financial records separate and apart from those of any other Person;

          (13) not suggesting in any way, within its financial statements, that its assets are available to pay the claims of creditors of VMS, ARAC, any Affiliates of VMS or ARAC or any other affiliated or unaffiliated entity;

          (14) compensating all its employees, officers, consultants and agents for services provided to it by such Persons out of its own funds or reimbursing any of its Affiliates in respect of amounts paid by such Affiliates for such services;

          (15) maintaining office space separate and apart from that of VMS or ARAC or any Affiliates of VMS or ARAC (even if such office space is subleased from or is on or near premises occupied by VMS, ARAC or any Affiliates of VMS or ARAC) and a telephone number separate and apart from that of VMS or ARAC or any Affiliates of VMS or ARAC;

          (16) conducting all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements, and applications solely in its own name;

          (17) having separate stationery from VMS, ARAC, any Affiliates of VMS or ARAC or any other unaffiliated entity;

          (18) accounting for and managing all of its liabilities separately from those of VMS, ARAC or any Affiliates of VMS or ARAC;

          (19) allocating, on an arm's length basis, all shared corporate operating services, leases and expenses, including, without limitation, those associated with the services of shared consultants and agents and shared computer and other office equipment and software; and otherwise maintaining an arm's-length relationship with each of VMS, ARAC, any Affiliates of VMS or ARAC or any other unaffiliated entity;

          (20) refraining from filing or otherwise initiating or supporting the filing of a motion in any bankruptcy or other insolvency proceeding involving VMS, ARAC or any Affiliate of VMS or ARAC to substantively consolidate VMS, ARAC or any Affiliate of VMS or ARAC with SPV;

          (21) remaining solvent; and

          (22) conducting all of its business (whether written or oral) solely in its own name so as not to mislead others as to the identity of each of the Issuer, SPV, VMS, ARAC and any Affiliates of VMS or ARAC.

          Section 6.19  No ERISA Plan.

          SPV will not establish or maintain or contribute to any Pension Plan that is covered by Title IV of ERISA.

          Section 6.20  Minimum Net Worth.

          SPV will maintain a minimum net worth equal to at least 4% of the Aggregate Lease Balance.

          Section 6.21  Issuance of Additional Securities.

          SPV will not issue its membership interests to any Person other than to VMS.

          Section 6.22  Origination Trust Beneficial Interests.

          (a) Until the Commitment Amount (as defined in the Series 1999-1 Indenture Supplement) is reduced to $700,000,000 or less, SPV will not direct VMS, as the UTI Trustee, to issue any additional special units of beneficial interest in the Origination Trust (other than the UTI and the SUBIs) without the consent of the Issuer.

          (b) Until the Commitment Amount is reduced to $700,000,000 or less, SPV will not sell, pledge, assign or transfer the UTI to any other Person, or grant, create, incur, assume or suffer to exist any Lien thereon (except Permitted Liens) without the consent of the Issuer.



                               ARTICLE VII
                          ADDITIONAL AGREEMENTS

          SECTION 7.1 Initial UCC Filings. On or prior to the Initial Closing Date, SPV shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which it is required by applicable law, executed by SPV as debtor, naming the Issuer as secured party, naming as collateral the Transferred Assets to be assigned and conveyed hereunder from time to time, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect under the UCC the transfer, assignment and conveyance to Issuer of the Transferred Assets (to the extent such transfer, assignment and conveyance may be perfected under the UCC). SPV shall deliver a file-stamped copy, or other evidence satisfactory to the Issuer of such filing, to the Issuer on or prior to the Initial Closing Date.

          SECTION 7.2 Computer Files Marked. SPV shall, at its own expense, on or prior to each Transferred Asset Closing Date, indicate in its computer files created in connection with the Transferred Assets for such Transferred Asset Date that such Transferred Assets have been transferred, assigned and conveyed to the Issuer pursuant to this Agreement.

          SECTION 7.3  Protection of Title.

          (a) SPV shall execute and file such financing statements, and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to perfect and preserve the transfer, assignment and conveyance hereunder to
the Issuer of the Transferred Assets and in the proceeds thereof   SPV
shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) SPV shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by SPV in accordance with
Section 7.1 or 7.3(a) seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least 60 days prior written notice thereof and shall file such financing statements or amendments as may be necessary to continue the perfection of the Issuer's interest in all Transferred Assets sold, transferred, conveyed and assigned hereunder.

          (c) SPV shall give the Issuer and the Indenture Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. SPV shall at all times maintain its principal executive office within the United States of America.

          SECTION 7.4 Repurchase Events. SPV hereby covenants and agrees with the Issuer that in the event of (i) a breach of any of SPV's representations and warranties contained in Section 3.1 with respect to any Transferred Asset or (ii) a breach by SPV of Section 6.9 hereof with respect to any Transferred Asset, in each case which breach has a material adverse effect on the Issuer's interest in such Transferred Asset, SPV will repurchase such Transferred Asset from the Issuer as of the last day of the Monthly Period during which SPV discovered or received notice of such breach, by delivery to the Issuer for deposit in the Collection Account an amount equal to (a) in the case of a repurchase of a Master Lease Agreement, the aggregate Lease Balance of all Leases under such Master Lease Agreement as of such day plus, in the case of a Closed-End Lease, the aggregate Net Book Value of the Leased Vehicles subject to such Master Lease Agreement as of such day, (b) in the case of a repurchase of a Consumer Lease, the Lease Balance of such Consumer Lease as of such day plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Consumer Lease as of such day, (c) in the case of a Lease, the Lease Balance of such Lease as of such day plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Lease as of such day or (d) in the case of a Fleet Receivable, the Receivable Amount thereof as of the first day of the next succeeding Monthly Period (the "Repurchase Payment") for such Transferred Asset. It is understood and agreed that the obligation of SPV to repurchase any Transferred Asset as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against SPV for such breach available to the Issuer. Simultaneously with any Repurchase Payment with respect to a Transferred Asset, such Transferred Asset shall immediately and automatically be sold, assigned, transferred and conveyed by the Issuer to SPV without any further action by the Issuer or any other Person and SPV shall cause the UTI Trustee to reallocate such Transferred Asset from the Lease SUBI Portfolio.




                               ARTICLE VIII
                         MISCELLANEOUS PROVISIONS

          SECTION 8.1 Amendment. (a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by SPV and the Issuer, but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in this Agreement only in a manner that would have no adverse effect on any Investor Noteholder or any Preferred Member.

     (b) This Agreement may be amended from time to time by a written amendment duly executed and delivered by SPV and the Issuer, with the consent of the Indenture Trustee so long as any Series of Investor Notes is outstanding.

     (c) Prior to the execution of any such amendment or consent, SPV shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests. No later than ten (10) Business Days after the execution of such amendment or consent, SPV shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each Series of Preferred Membership Interests and the Indenture Trustee.

          SECTION 8.2 Survival. The representations, warranties and covenants of SPV and of the Issuer set forth in this Agreement shall remain in full force and effect and shall survive each Transferred Asset Closing Date under Article II hereof and any related transfer under the other Transaction Documents.

          SECTION 8.3 Notices. Except where telephonic instructions or notices are authorized herein to be given, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or by overnight courier, or, in the case of telecopy notice, when received, addressed as follows or to such address or other address as may be hereafter notified by the respective parties hereto:

            SPV:                    Raven Funding LLC
                                    c/o Global Securitization Services,
                                    LLC
                                    25 West 43rd Street, Suite 704
                                    New York, NY 10036
                                    Attention: President
                                    Telecopier No.: (212) 302-8767


            The Issuer:             Greyhound Funding, LLC
                                    c/o Global Securitization Services,
                                    LLC
                                    25 West 43rd Street, Suite 704
                                    New York, NY 10036
                                    Attention: President
                                    Telecopier No.: (212) 302-8767

in each case,
with a copy to:                     PHH Vehicle Management Services, LLC
                                    900 Old Country Road
                                    Garden City, New York 11530
                                    Telecopier: (516) 222-3751
                                    Attention: General Counsel


                 SECTION 8.4 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 SECTION 8.5 Waivers. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement or any Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                 SECTION 8.6 Headings. The various headings in this Agreement are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

                 SECTION 8.7 Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                 SECTION 8.8 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 SECTION 8.9 Assignment. SPV acknowledges that the Issuer will, pursuant to the Indenture, assign its rights hereunder and with respect to the Transferred Assets to the Indenture Trustee and SPV hereby consents to such assignment. Except as provided in the foregoing sentence or as expressly permitted herein, no party may assign its rights hereunder without the other party's prior written consent and the prior written consent of the Indenture Trustee. The party granting any such consent shall give notice thereof to the Rating Agencies.

                 SECTION 8.10 Further Assurances. SPV and the Issuer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to any Transferred Assets purchased hereunder for filing under the provisions of the UCC of any applicable jurisdiction.

                 SECTION 8.11 No Third-Party Beneficiaries. Except as specifically set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person shall have any right or obligation hereunder.

                 SECTION 8.12  Merger and Integration.  Except as
specifically stated otherwise herein, this Agreement, the Initial
Assignment, the Additional Assignments and the other Transaction
Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

                 SECTION 8.13 Authority of the Administrator. Each of the parties to this Agreement acknowledges that the Issuer has appointed the Administrator to act as its agent to the extent set forth in the Transaction Documents. Unless otherwise instructed by the Issuer, copies of all notices, requests, demands and other documents to be delivered to the Issuer pursuant to the terms hereof shall be delivered to the Administrator. Unless otherwise instructed by the Issuer, all notices, requests, demands and other documents to be executed or delivered, and any action to be taken, by the Issuer pursuant to the terms hereof may be executed, delivered and/or taken by the Administrator pursuant to the Administration Agreement.

                 SECTION 8.14 No Petition Covenants. (a) Each of the parties hereto, by entering into this Agreement, covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, SPV any bankruptcy, reorganization, arrangement, insolvency, or liquidation or other similar proceedings under any U.S. Federal or state bankruptcy or similar law. Each of the parties hereto, by entering into this Agreement, covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation or other similar proceedings under any U.S. Federal or state bankruptcy or similar law.

         (b) Each of the parties hereto, by entering into this Agreement, hereby covenants and agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, the Origination Trust, SPV, any other Special Purpose Entity, or any general partner or single member of any Special Purpose Entity that is a partnership or limited liability company, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

                 SECTION 8.15  SUBIs.

                 The Issuer represents, warrants and covenants that (a) each of the Lease SUBI and the Fleet Receivable SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del.C. Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Lease SUBI, the Lease SUBI Portfolio or the Fleet Receivable SUBI shall be enforceable against the Lease SUBI Portfolio or the Fleet Receivable SUBI only, as applicable, and not against any other SUBI Portfolio (used in this Section as defined in the Origination Trust Agreement) or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI (used in this Section as defined in the Origination Trust Agreement), any other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Lease SUBI and the Fleet Receivable SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Lease SUBI or Fleet Receivable SUBI, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Lease

SUBI, the Fleet Receivable SUBI or the Lease Receivable SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Lease SUBI or the Fleet Receivable SUBI or any SUBI Assets other than the Lease SUBI Portfolio or the Fleet Receivables shall be entitled to maintain any action against or recover any assets allocated to the Lease SUBI or the Fleet Receivable SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Lease SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI, the Lease SUBI Certificate, the Fleet Receivable SUBI Certificate, any other SUBI, any other SUBI Certificate (used in this Section as defined in the Origination Trust Agreement), the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in
Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio

                 IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date and year first above written.

                                      GREYHOUND FUNDING, LLC


                                      By: /s/ Kevin P. Burns
                                         ___________________________
                                         Name:   Kevin P. Burns
                                         Title:  Manager

                                      RAVEN FUNDING LLC


                                      By: /s/ Kevin Sheehan
                                         ___________________________
                                         Name:   Kevin Sheehan
                                         Title:  Manager

                                                             Exhibit A to
                                                       Transfer Agreement



                        FORM OF INITIAL ASSIGNMENT


                 FOR VALUE RECEIVED, in accordance with the Transfer Agreement, dated as of June 30, 1999 (the "Transfer Agreement"), between RAVEN FUNDING LLC, a Delaware limited liability company ("SPV"), and GREYHOUND FUNDING, LLC, a Delaware limited liability company (the "Issuer"), SPV does hereby assign, transfer, set over and otherwise convey unto the Issuer as a capital contribution, without recourse, all right, title and interest of SPV in, to and under the following assets (collectively, the "Transferred Assets"):

                 (a) the Lease SUBI, the Lease SUBI Certificate and the beneficial interest in the Initial Units allocated to the Lease SUBI Portfolio on the Initial Closing Date and any Unit Leases, Unit Vehicles and Related Rights associated therewith;

                 (b) the Fleet Receivable SUBI Certificate and the beneficial interest in the Fleet Receivables and the Origination Trust's rights under the Receivables Purchase Agreement from time to time allocated to the Fleet Receivable SUBI and represented by the Fleet Receivable SUBI Certificate;

                 (c) the Origination Trust Documents, as such agreements are applicable to the Initial Units and the Fleet Receivable SUBI Certificate and the other Origination Trust Assets referred to in clauses (a) and (b);

                 (d) the Series 1999-1 Lease Rate Cap, dated the Initial Closing Date, between SPV and an Eligible Counterparty;

                 (e) all payments and distributions under the foregoing of whatever kind or character and whether in cash or other property, at any time made or distributable to SPV thereunder or in respect thereof, whether due or to become due, including, without limitation, the immediate and continuing right of SPV to receive and collect all amounts payable to the holder of the Lease SUBI Certificate and the Fleet Receivable SUBI Certificate and all of SPV's rights, remedies, powers, interests and privileges under the foregoing (whether arising pursuant to the terms thereof or otherwise available to SPV), including, without limitation, the right to enforce the foregoing, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof; and

                 (f) any proceeds and products of the foregoing.

                 The foregoing assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by Issuer of any obligation of the undersigned to any other Person in connection with the Transferred Assets described above or any agreement or instrument relating to any of them.

                 The SPV and the Issuer intend that the transactions contemplated by this assignment shall be treated as an assignment, transfer and conveyance by SPV of the Transferred Assets and not a lending transaction. If this Agreement does not constitute a valid assignment, transfer and conveyance of all right, title and interest of SPV in, to and under the Transferred Assets despite the intent of the parties hereto, SPV hereby grants a first priority "security interest" (as defined in the UCC as in effect in the State of New York) in the Transferred Assets and all proceeds thereof to the Issuer and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

                 This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer Agreement and is to be governed by the Transfer Agreement.

                 Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Transfer Agreement.

                 IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of June 30, 1999.

                                      RAVEN FUNDING LLC



                                      By:___________________________
                                         Name:
                                         Title:

                                                             Exhibit B to
                                                       Transfer Agreement



                      FORM OF ADDITIONAL ASSIGNMENT


                 FOR VALUE RECEIVED, in accordance with the Transfer Agreement, dated as of June 30, 1999 (the "Transfer Agreement"), between Raven Funding LLC, a Delaware limited liability company ("SPV"), and Greyhound Funding, LLC, a Delaware limited liability company (the "Issuer"), SPV does hereby sell, assign, transfer, set over and otherwise convey unto the Issuer, without recourse, all right, title and interest of SPV in, to and under the following assets (collectively, the "Transferred Assets"):

                 (a) the beneficial interest in the Additional Units allocated to the Lease SUBI Portfolio on the date hereof and any Unit Leases, Unit Vehicles and Related Rights associated therewith;

                 (b) the Origination Trust Documents, as such agreements are applicable to the Additional Units referred to in clause (a) and any Unit Leases, Unit Vehicles and Related Rights associated therewith;

                 (c) all payments and distributions under the foregoing of whatever kind or character and whether in cash or other property, at any time made or distributable to SPV thereunder or in respect thereof, whether due or to become due, including, without limitation, the immediate and continuing right of SPV to receive and collect all amounts payable to the holder of the Lease SUBI Certificate and all of SPV's rights, remedies, powers, interests and privileges under the foregoing (whether arising pursuant to the terms thereof or otherwise available to
         SPV), including, without limitation, the right to enforce the foregoing, to give or withhold any and all consents, requests, notices, directions, approvals or waivers thereunder and all amounts due and to become due thereunder, whether payable as indemnities or damages for breach thereof; and

                 (d) any proceeds and products of the foregoing.

                 The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by Issuer of any obligation of the undersigned to any other Person in connection with the Transferred Assets described above or any agreement or instrument relating to any of them.

                 The SPV and the Issuer intend that the transactions contemplated by this assignment shall be treated as a sale, assignment, transfer and conveyance by SPV of the Transferred Assets and not a lending transaction. If this Agreement does not constitute a valid sale, assignment, transfer and conveyance of all right, title and interest of SPV in, to and under the Transferred Assets despite the intent of the parties hereto, SPV hereby grants a first priority "security interest" (as defined in the UCC as in effect in the State of New York) in the Transferred Assets and all proceeds thereof to the Issuer and the parties agree that this Agreement shall constitute a security agreement under the UCC in effect in New York.

                 This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer Agreement and is to be governed by the Transfer Agreement.

                 Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Transfer Agreement.

                 IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of _____ ___, ___.

                                      RAVEN FUNDING LLC



                                      By:___________________________
                                         Name:
                                         Title:

                                                            Exhibit 10.5







                             D.L. PETERSON TRUST,

                           WILMINGTON TRUST COMPANY,
                        Not in its Individual Capacity
                          but Solely as SUBI Trustee,

                               RAVEN FUNDING LLC

                                      and

                      PHH VEHICLE MANAGEMENT SERVICES LLC
                                  as Servicer


                        SOLD SUBI SUPPLEMENT 1999-1 TO
                              SERVICING AGREEMENT


                           DATED AS OF JUNE 30, 1999

                               TABLE OF CONTENTS


                                                                          Page
ARTICLE V
     DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
     Section 5.1.   Definitions   . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE VI REPRESENTATIONS ANDWARRANTIES OF SERVICER . . . . . . . . . . . . 6
     Section 6.1.   Organization and Power  . . . . . . . . . . . . . . . .  6
     Section 6.2.   Authorization, Execution and Validity   . . . . . . . .  6
     Section 6.3.   No Conflict   . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.4.   Litigation  . . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.5.   Consents  . . . . . . . . . . . . . . . . . . . . . . .  7
     Section 6.6.   Year 2000 Compliance  . . . . . . . . . . . . . . . . .  7

ARTICLE VII SPECIFIC REQUIREMENTS FORADMINISTRATION AND SERVICINGOF THE SOLD
     SUBI PORTFOLIO   . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
     Section 7.1.   Servicing Obligations   . . . . . . . . . . . . . . . .  8
     Section 7.2.   Servicer Bound by Servicing Agreement   . . . . . . . .  8
     Section 7.3.   Application of Proceeds   . . . . . . . . . . . . . . .  9
     Section 7.4.   Monthly Servicer Advances   . . . . . . . . . . . . . .  9
     Section 7.5.   Payment of Fees and Expenses  . . . . . . . . . . . . . 10
     Section 7.6.   Servicing Compensation  . . . . . . . . . . . . . . . . 10
     Section 7.7.   Insurance Policies  . . . . . . . . . . . . . . . . . . 10
     Section 7.8.   Corporate Existence: Status; Merger   . . . . . . . . . 12
     Section 7.9.   Indemnification   . . . . . . . . . . . . . . . . . . . 12
     Section 7.10.  Liens   . . . . . . . . . . . . . . . . . . . . . . . . 12
     Section 7.11.  Record Keeping  . . . . . . . . . . . . . . . . . . . . 13
     Section 7.12.  Other Transactions  . . . . . . . . . . . . . . . . . . 13
     Section 7.13.  Amendment of Policies   . . . . . . . . . . . . . . . . 13
     Section 7.14.  Amendment of Leases   . . . . . . . . . . . . . . . . . 13
     Section 7.15.  Servicer Payment in Respect of Certain Leases and Trust
          Vehicles.   . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE VIII STATEMENTS AND REPORTS  . . . . . . . . . . . . . . . . . . .  16
     Section 8.1.   Reporting by the Servicer   . . . . . . . . . . . . . . 16
     Section 8.2.   Annual Accountants' Reports   . . . . . . . . . . . . . 17
     Section 8.3.   Other Certificates and Notices from Servicer  . . . . . 17
     Section 8.4.   Period End Dates  . . . . . . . . . . . . . . . . . . . 18

ARTICLE IX TERMINATION OF SERVICER . . . . . . . . . . . . . . . . . . . .  18
     Section 9.1.   Termination of Servicer as to Sold SUBI Portfolios  . . 18
     Section 9.2.   No Effect on Other Parties  . . . . . . . . . . . . . . 20

ARTICLE X ASSIGNMENT OF SERVICING AGREEMENT RIGHTS . . . . . . . . . . . .  21
     Section 10.1.  Assignment  . . . . . . . . . . . . . . . . . . . . . . 21

ARTICLE XI MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 11.1.  Termination of Agreement  . . . . . . . . . . . . . . . 21
     Section 11.2.  Amendment   . . . . . . . . . . . . . . . . . . . . . . 21
     Section 11.3.  Governing Law   . . . . . . . . . . . . . . . . . . . . 22
     Section 11.4.  Notices   . . . . . . . . . . . . . . . . . . . . . . . 23
     Section 11.5.  Third Party Beneficiary   . . . . . . . . . . . . . . . 23
     Section 11.6.  Severability  . . . . . . . . . . . . . . . . . . . . . 23
     Section 11.7.  Binding Effect  . . . . . . . . . . . . . . . . . . . . 23
     Section 11.8.  Article and Section Headings  . . . . . . . . . . . . . 23
     Section 11.9.  Execution in Counterparts   . . . . . . . . . . . . . . 23
     Section 11.10.  Further Assurances   . . . . . . . . . . . . . . . . . 24
     Section 11.11.  Limitation of Liability  . . . . . . . . . . . . . . . 24
     Section 11.12.  Series Liabilities   . . . . . . . . . . . . . . . . . 24
     Section 11.13.  No Petition  . . . . . . . . . . . . . . . . . . . . . 24

Exhibit A -    Form of Servicer Certificate
Exhibit G -    Form of Quarterly Compliance Certificate
Schedule X     -    Period End Dates for 1999

                        SOLD SUBI SUPPLEMENT 1999-1 TO
                              SERVICING AGREEMENT

     THIS SOLD SUBI SUPPLEMENT 1999-1 TO SERVICING AGREEMENT (the "Sold SUBI Servicing Supplement"), dated as of June 30, 1999, is among D.L. PETERSON TRUST, a Delaware business trust (the "Trust"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as a SUBI Trustee (hereinafter, together with its successors and assigns, the "SUBI Trustee") of the Trust, RAVEN FUNDING LLC, a Delaware limited liability company ("SPV") and PHH VEHICLE MANAGEMENT SERVICES LLC, a Delaware limited liability company ("VMS") as Servicer (in such capacity, the "Servicer").

                                   RECITALS

     A. SPV, as settlor (in such capacity, the "Settlor") and VMS, as UTI Trustee, (in such capacity, together with any successor or permitted assign, the "UTI Trustee") and Wilmington Trust Company, as Delaware Trustee (in such capacity, together with any successor or permitted assign, the "Delaware Trustee"; together with the UTI Trustee, the "Trustees") have entered into that certain Amended and Restated Origination Trust Agreement dated as of June 30,1999 (as modified, supplemented or amended from time to time, the "Origination Trust Agreement") pursuant to which the Settlor continued the Trust for the purpose of acting as agent and nominee owner of various Trust Assets (as defined in the Origination Trust Agreement) in accordance with the Origination Trust Agreement.

     B. The Trust, the SPV and the Servicer also have entered into that certain Servicing Agreement dated as of June 30,1999 (as modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Trust Assets by the Servicer.

     C. The Origination Trust Agreement contemplates that, from time to time the UTI Trustee, on behalf of the Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Trust's books and records certain Trust Assets within separate SUBI Portfolios (as defined in the Origination Trust Agreement) and create and issue to the Initial Beneficiary separate special units of beneficial interest in the Trust or "SUBIs" (as defined in the Origination Trust Agreement), the beneficiary or beneficiaries of which generally will hold undivided beneficial interests in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

     D. Concurrently herewith, the Initial Beneficiary, the UTI Trustee, the Servicer, the Delaware Trustee and the SUBI Trustee are entering into two separate SUBI supplements (the "1999-1A SUBI Supplement" and the "1999-1B SUBI Supplement" to create and issue to SPV three separate SUBI Certificates

(the "1999-1A SUBI Certificate", the "Class X 1999-1B SUBI Certificate" and the "Class Y 1999-1B SUBI Certificate; and collectively, the "Sold SUBI Certificates"). The 1999-1A SUBI Certificate evidences the entire and exclusive beneficial interest in a separate SUBI consisting of Trust Vehicles, Leases and related Trust Assets (the "1999-1A SUBI Portfolio") and the Class X 1999-1B SUBI Certificate and the Class Y 1999-B SUBI Certificate (collectively referred to as the "1999-1B SUBI Certificates") collectively evidence the entire and exclusive beneficial interest in a separate SUBI consisting of an ownership interest in the Fleet Receivables and related Trust Assets (the "1999-1B SUBI Portfolio"). The 1999-1A SUBI and the 1999-1B SUBI are referred to herein as the "Sold SUBIs" and the 1999-1A SUBI Portfolio and the 1999-1B SUBI Portfolio are referred to herein as the "Sold SUBI Portfolios".

     E. Concurrently herewith, SPV is entering into a Transfer Agreement with Greyhound Funding LLC (the "Issuer") pursuant to which SPV is transferring all of its right, title and interest in and to the 1999-1A Sold SUBI, the 1999-1A Sold SUBI Certificate, the portion of the 1999-1B Sold SUBI represented by the Class X 1999-1B Sold SUBI Certificate and the Class X 1999-1B Sold SUBI Certificate.

     F. Issuer will issue (i) debt securities pursuant to an Indenture between the Issuer and the Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") and (ii) preferred membership interests in the Issuer, pursuant to the LLC Agreement and use the proceeds thereof on the date hereof to satisfy certain claims on the Trust Assets allocated to the Sold SUBI Portfolios and to make a distribution to SPV and thereafter will use the proceeds thereof to fund the acquisition of subsequent additions to the Trust Assets allocated to the 1999-1A SUBI.

     G. The parties hereto desire, pursuant to this Sold SUBI Servicing Supplement, to supplement the terms of the Servicing Agreement insofar as they apply to the Sold SUBI Portfolios providing for specific servicing obligations that will benefit the SPV, as holder of the Class Y 1999-1B SUBI Certificate, the Issuer, as the holder of the 1999-1A SUBI Certificate and Class X 1999-1B SUBI Certificate, and the Indenture Trustee, as the pledgee of the Class X 1999-1B SUBI Certificate and 1999-1A SUBI Certificate.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and in the Servicing Agreement, the parties hereto agree to the following supplemental obligations with regard to the Sold SUBI
Portfolio:

                                   ARTICLE V

                                  DEFINITIONS

     Section 5.1.   Definitions.

     For all purposes of this Sold SUBI Servicing Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them (i) by Schedule 1 to the Indenture, (ii) if not defined therein, by the Servicing Agreement, (iii) if not defined therein, by the Origination Trust Agreement, or (iv) if not defined therein, by the Sold SUBI Supplement, (b) the capitalized terms defined in this Sold SUBI Servicing Supplement have the meanings assigned to them in this Sold SUBI Servicing Supplement and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof' and the like shall refer to this Sold SUBI Servicing Supplement as a whole and not to any particular article or section within this Sold SUBI Servicing Supplement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

                                  ARTICLE VI

                              REPRESENTATIONS AND
                            WARRANTIES OF SERVICER

     The Servicer represents and warrants to the Trustees, the SPV, the Issuer and the Indenture Trustee on behalf of the Investor Noteholders as follows:

     Section 6.1.   Organization and Power.

     Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under each of the other Transaction Documents to which it is a party. The Servicer is qualified to do business and in good standing in every other jurisdiction where the failure to do so would have a Material Adverse Effect.

     Section 6.2.   Authorization, Execution and Validity.

     Servicer has duly authorized, executed and delivered this Sold SUBI Servicing Supplement and the Servicing Agreement and (assuming the due authorization, execution and delivery by each other party thereto) this Sold SUBI Servicing Supplement and the Servicing Agreement constitute the legal, valid and binding obligations of Servicer, enforceable against Servicer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 6.3.   No Conflict.

     The execution, delivery and performance by Servicer of this Sold SUBI Servicing Supplement and the Servicing Agreement and compliance by Servicer with its obligations hereunder and thereunder do not (1) require any approval of the shareholders of Servicer or any approval or consent of any trustee or holder of any indebtedness or obligation of Servicer, other than such consents and approvals as have been obtained, (2) contravene any Applicable Law, (3) breach or contravene Servicer's limited liability company agreement, or (4) contravene or result in any breach of or creation of any Lien (other than pursuant to the Transaction Documents) upon any property of Servicer under any indenture, mortgage, loan agreement, lease or other agreement or instrument to which Servicer is a party or by which Servicer or any of its properties is bound.

     Section 6.4.   Litigation.

     There are no actions, suits or proceedings pending or, to the knowledge of Servicer, threatened against the Servicer, before any Governmental Authority which individually or in the aggregate would impair the ability of Servicer to perform its obligations under this Sold SUBI Servicing Supplement or the Servicing Agreement or which question the validity of this Sold SUBI Servicing Supplement or the Servicing Agreement or any action taken or to be taken pursuant hereto or thereto. Servicer is not in default with respect to any order of any Governmental Authority, the default under which would adversely affect the ability of Servicer to perform its obligations under this Sold SUBI Servicing Supplement or the Servicing Agreement.

     Section 6.5.   Consents.

     No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any Governmental Authority is required in connection with the execution, delivery and performance by Servicer of this Sold SUBI Servicing Supplement or the Servicing Agreement, or the performance by Servicer of the transactions contemplated hereby or of any of the transactions contemplated by any of the Servicing Agreement, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

     Section 6.6.   Year 2000 Compliance.

     Servicer has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the risk that certain computer applications used by the Servicer (or any of its material suppliers, customers or vendors) may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not have a Material Adverse Effect on the interests of the holders of any SUBI Certificate or any pledgee of any SUBI Certificate.

                                  ARTICLE VII

                           SPECIFIC REQUIREMENTS FOR
                         ADMINISTRATION AND SERVICING
                          OF THE SOLD SUBI PORTFOLIO

     Section 7.1.   Servicing Obligations.

     (a) The Servicer, until terminated pursuant to Section 9.1 shall service, administer and make collections on the Trust Assets allocated to the Sold SUBI Portfolios in accordance with terms and provisions of the Servicing Agreement.

     (b) The Servicer shall account to the SUBI Trustee, the Issuer and the Indenture Trustee with respect to the 1999-1A Sold SUBI Portfolio and the portion of the 1999-1B Sold SUBI Portfolio represented by the Class X 1999-1B SUBI Certificate separately from any other Portfolio. The Servicer shall account to the SUBI Trustee and SPV with respect to the portion of the 1999-1B SUBI Portfolio, represented by the Class Y 1999-1B Sold SUBI Certificate, separately from any other Portfolio.

     Section 7.2.   Servicer Bound by Servicing Agreement.

     (a) The Servicer shall continue to be bound by all provisions of the Servicing Agreement with respect to the Trust Assets allocated to the Sold SUBI Portfolios, including the provisions of Article II thereof relating to the administration and servicing of Trust Vehicles, Leases and Fleet Receivables; and the provisions set forth herein shall operate either as additions to or modifications of the existing obligations of the Servicer under the Servicing Agreement, as the context may require. In the event of any conflict between the provisions of this Sold SUBI Servicing Supplement and the Servicing Agreement with respect to the Sold SUBIs, the provisions of this Sold SUBI Servicing Supplement shall prevail.

     (b) For purposes of determining the Servicer's obligations with respect to the servicing of the Sold SUBI Portfolios under this Sold SUBI Servicing Supplement, general references in the Servicing Agreement to: (i) a SUBI Portfolio shall be deemed to refer more specifically to a Sold SUBI Portfolio; (ii) a SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to this Sold SUBI Servicing Supplement; and (iii) a Sold SUBI Supplement shall be deemed to refer more specifically to a Sold SUBI Supplement relating to one of the Sold SUBI Portfolios.

     Section 7.3.   Application of Proceeds.

     In accordance with Section 2.2(c) of the Servicing Agreement, Servicer shall pay all Collections received in respect of the Sold SUBIs as follows:

     (a) The Servicer shall deposit all Collections received in respect of to the Sold SUBIs into the Collection Account within two (2) Business Days of receipt thereof. In addition, at any time when either any Series of Investor Notes or Preferred Membership Interests is outstanding, if the Servicer obtains confirmation from each Rating Agency with respect to such Series of Investor Notes and such series of Preferred Membership Interests, and provides evidence of such confirmation to the Indenture Trustee and the Issuer, of the utilization by the Servicer of an alternative remittance schedule with respect to Collections (including the use of an alternative remittance schedule pursuant to which the obligations of the Servicer to make such remittances are secured by a letter of credit satisfactory to such Rating Agencies), the Servicer may remit such Collections in accordance with that alternative remittance schedule. Without limiting the generality of the foregoing, if VMS is the Servicer and (i) shall have the Required Rating or
(ii) the Indenture Trustee and the Issuer otherwise shall have received written notice from each of the Rating Agencies with respect to each Series of Investor Notes and each series of Preferred Membership Interests that the then outstanding rating on each Series of Investor Notes and each Series of Preferred Membership Interests would not be lowered or withdrawn as a result, the Servicer may deposit all amounts referred to above for any Monthly Period into the Collection Account not later than the related Settlement Date; provided that (i) if a Servicer Termination Event has occurred and is continuing or (ii) the Servicer has been terminated as such pursuant to
Section 9.1 or (iii) the Servicer ceases to have the Required Rating, Servicer shall deposit all amounts (including any amounts then being held by Servicer) into the Collection Account as provided above.

     (b) After the payment in full of each Series of Investor Notes and the redemption in full of each series of Preferred Membership Interests, the Servicer shall pay all Collections in accordance with the instructions provided by the Issuer from time to time.

     Section 7.4.   Monthly Servicer Advances.

     On or prior to each Settlement Date, the Servicer shall make a Monthly Servicer Advance in an amount equal to the amount by which the aggregate monthly lease payments billed and unpaid under all Unit Leases and all Fleet Receivables billed and unpaid during the preceding Monthly Period exceeds the amount of Collections in respect of such payments during such Monthly Period provided, however, that the Servicer shall not (a) be required to make any Monthly Servicer Advance in respect of any Unit Lease or Fleet Receivable that it reasonably determines, in its sole discretion, is unlikely to be paid from subsequent Collections on such Unit Lease or Fleet Receivable or (b) make any Monthly Servicer Advance with respect to any Charged-Off Lease. On each Settlement Date, the Servicer shall be entitled to be reimbursed in accordance with the Indenture for amounts previously advanced by the Servicer hereunder in respect of delinquent monthly lease payments or delinquent Fleet Receivables out of amounts collected in respect of such delinquent monthly lease payment or delinquent Fleet Receivables during the immediately preceding Monthly Period.

     Section 7.5.   Payment of Fees and Expenses.

     Servicer shall pay all expenses incurred in connection with the administration and servicing of the Sold SUBIs, the Sold Units and the Fleet Receivables, including, without limitation, expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the SUBI Trustee, independent accountants, taxes imposed on Servicer and any SUBI Trustee or Delaware Trustee indemnity claims, including those arising under Sections 5.5, 6.8 and 7.1 of the Origination Trust Agreement.

     Section 7.6.   Servicing Compensation.

     Notwithstanding anything to the contrary in Section 2.5 of the Servicing Agreement, the Servicing Fee with regard to the Sold SUBI Portfolios shall be calculated and paid on each Settlement Date pursuant to the Indenture.

     Section 7.7.   Insurance Policies.

     (a) So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall have in effect, maintain and keep in force for the benefit of the Origination Trust, or cause the Origination Trust to have in effect, maintain and keep in force, insurance with respect to the SUBI Trust Assets against such hazards, in such form and in such amounts as follows:

          (i) Contingent and excess automobile liability insurance policies with Continental Casualty Company (or other nationally recognized insurance company with a rating of at least A by A.M. Best), with limits of no less than $1,000,000 per occurrence, covering losses in the event that an Obligor's primary insurance policy is not collectible at the time of loss or that a liability claim exceeds the policy limit of the Lessee primary insurance.

          (ii) Interim automobile liability insurance coverage with Continental Casualty Company (or other nationally recognized insurance company with a rating of at least A by A.M. Best), with limits of no less than $1,000,000 per occurrence, covering losses (i) prior to the time that an Obligor's primary insurance becomes effective and (ii) after a Unit Lease has terminated.

          (iii) Umbrella excess liability insurance of not less than $25,000,000 with an insurer that has a rating of at least A by A.M. Best. Such coverage shall be on a per occurrence basis and over and above the coverage provided by the policies described in paragraphs (i) and (ii) above. The umbrella excess liability policies shall not restrict coverages as set forth in paragraphs (i) and (ii) above.

          (iv) All policies of insurance required to be maintained pursuant to this section shall be subject to such deductibles or retentions as are consistent with industry practices of prudent automobile and light truck vehicle lease companies or lessors.

     (b) All policies of insurance required to be maintained pursuant to this section shall name the Origination Trust, SPV and the Issuer as additional insureds as their interests shall appear (the "Additional Insured"). Each policy of insurance required under the provisions of this section shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of the Servicer or other insured that might otherwise give rise to a defense by the insurer to its payment of such loss. Each policy shall expressly provide that all provisions thereof, except liability for premiums (which shall be solely a liability of the Servicer) and the limits of the insurer's liability under the policy shall operate in the same manner as if there were a separate policy covering each Additional Insured. Each such policy shall provide that if such insurance is to be canceled, terminated or materially changed for any reason whatsoever, the insurers (or their representatives) will promptly notify the Additional Insureds, and any such cancellation, termination or change shall not be effective until 30 days (10 days for non-payment of premium) after receipt of such notice by the Additional Insureds.

     (c) The Servicer will advise the Additional Insureds in writing promptly of any default in the payment of any premium and of any other act or omission on the part of the Servicer which may invalidate or render unenforceable, in whole or in part, any insurance being maintained pursuant to this section. The Servicer will deliver to the Additional Insureds, promptly upon request and in any event within 30 days after the end of each fiscal year of the Servicer, a certificate signed by an authorized officer of the Servicer (x) attaching certificates of all insurance policies relating to the Sold SUBI Portfolios, and stating that all premiums then due thereon have been paid and that such policies are in full force and effect and (y) stating that such insurance policies comply with the requirements of this section.

     Section 7.8.   Corporate Existence: Status; Merger.

     (a) With reference to Section 2.16(a) of the Servicing Agreement, the Servicer also will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Servicer to perform its obligations under, this Supplement and the Servicing Agreement.

     (b) With reference to Section 2.16(b) of the Servicing Agreement, whenever a successor to the Servicer by merger or consolidation is required to execute and deliver to the SUBI Trustee an agreement as to the assumption by the successor of the Servicer's obligations under the Servicing Agreement, such agreement also must contain a similar assumption of the Servicer's obligations under this Supplement.

     Section 7.9.   Indemnification.

     The Servicer agrees to indemnify, defend and hold harmless the UTI Holder, the Origination Trust, the Trustees and their respective agents, SPV, the Issuer and the Indenture Trustee, on behalf of the Investor Noteholders, for any and all liabilities, losses, damages and expenses that may be incurred as a result of any negligent act or omission by the Servicer in connection with its maintenance and custody of the Lease Documents and Certificates of Title, the servicing of the Sold SUBI Portfolios or any other activity undertaken or omitted by the Servicer with respect to any Sold SUBI, this Sold SUBI Servicing Supplement or the Servicing Agreement. The obligations set forth in this Section 7.9 shall survive the termination of this Sold SUBI Servicing Supplement, the Servicing Agreement and the Origination Trust Agreement or the resignation or removal of the Servicer or any Origination Trustee.

     Section 7.10.  Liens.

     The Servicer will not directly or indirectly create, allow or suffer to exist any Lien on the Sold SUBI Certificates, the Sold SUBIs, the Sold Units or any other Trust Assets included in the Sold SUBI Portfolios, other than Permitted Liens.

     Section 7.11.  Record Keeping.

     The Servicer shall maintain its computer systems relating to the Sold Units so that, from and after the time of the allocation of Sold Units to the 1999-1A SUBI Portfolio, the Servicer's master computer records (including any backup archives) that refer to a Sold Unit shall indicate clearly the interest of the Issuer therein allocated at the UTI Trustee's direction by the Origination Trustee to the 1999-1A SUBI Portfolio. The Servicer shall maintain its computer systems relating to the Fleet Receivables so that, from and after the time of the allocation of the Fleet Receivables to the 1999-1B SUBI Portfolio, the Servicer's master computer records (including any backup archives) that refer to a Fleet Receivable shall indicate clearly the interests of SPV and the Issuer therein.

     Section 7.12.  Other Transactions.

     If at any time VMS shall propose to sell, grant a security interest in or otherwise transfer an interest in Origination Trust Assets allocated to the UTI Interest or any SUBI (other than the Sold SUBIs to any prospective purchaser, lender or other transferee, the Servicer will not give such prospective purchaser, lender or other transferee any computer tapes, records or printouts (including any restored from backup archives) unless, if they shall refer in any manner whatsoever to any Sold Unit allocated to the 1999-1A SUBI Portfolio or any Fleet Receivable allocated to the 1999-1B SUBI Portfolio, such computer tapes, records or printouts shall indicate clearly that a beneficial interest in such Sold Unit or Fleet Receivable has been issued to the SPV and, as applicable, sold or pledged by SPV to any other Person.

     Section 7.13.  Amendment of Policies.

     So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall not amend or modify the Policies if such amendment or modification would have a material adverse effect on the collectibility of amounts owing in respect of the Leases or on the interests of the holders of the Sold SUBIs or any assignee or pledgee thereof therein.

     Section 7.14.  Amendment of Leases.

     So long as the 1999-1A SUBI Certificate is outstanding, the Servicer shall not (i) amend or modify any Lease if such amendment or modification would (x) decrease any amount payable under such Lease upon the early termination thereof or reduce any payment due under any such Lease upon the expiration thereof or (y) extend the final termination date for such Lease if such Lease would not have been an Eligible Lease at the time it was first included in the Aggregate Lease Balance had such extension been effected at such time or (ii) convert the floating interest rate under any Lease to a rate which is lower than the greater of (x) the fixed rate into which such floating rate is converted in accordance with such Lease and (y) one half of 1% in excess of the PHH Treasury Note Rate on the conversion date.

     Section 7.15. Servicer Payment in Respect of Certain Leases and Trust Vehicles.

     (a) In connection with SPV's contribution of certain of the Trust Assets to the Trust pursuant to the Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on the Closing Date, the Servicer will deliver a certificate of an Authorized Officer, substantially in the form of Exhibit A, representing and warranting to SPV, the Issuer and the Indenture Trustee that (i) all of the Master Lease Agreements allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Master Leases as of the Initial Cut-Off Date, (ii) all of the Leases under such Master Lease Agreements included in the Initial Aggregate Lease Balance were Eligible Leases as of the Initial Cut-Off Date and (iii) all of the Consumer Leases allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Consumer Leases as of the Initial Cut-Off Date.

     (b) At the time of its origination of a new Lease under a Master Lease Agreement allocated to the 1999-1A SUBI Portfolio pursuant to Section 2.2 of the Servicing Agreement, the Servicer shall determine whether such Lease is an Eligible Lease and, if it so determines that a new Lease is an Eligible Lease and, as a result thereof, increases the Aggregate Lease Balance to include such Lease, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that such Lease constitutes an Eligible Lease as of the first date on which such Lease is included by the Servicer in the Aggregate Lease Balance.

     (c) In connection with, and as a condition to, any allocation of a new Master Lease Agreement to the 1999-1A SUBI Portfolio pursuant to Section 11.2(b) of the 1999-1A Sold SUBI Supplement, the Servicer shall determine that such Master Lease Agreement is an Eligible Master Lease of the date of such allocation and deliver to SPV, the Issuer and the Indenture Trustee a certification of an Authorized Officer in accordance with Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

     (d) In connection with, and as a condition to, any allocation of a new Consumer Lease to the 1999-1A SUBI Portfolio pursuant to Section 11.2(c) of the 1999-1A Sold SUBI Supplement, the Servicer shall determine that such Consumer Lease is an Eligible Consumer Lease as of the date of such allocation and shall deliver to SPV, the Issuer and the Indenture Trustee a certification of an Authorized Officer in accordance with Section 11.2(d) of the 1999-1A Sold SUBI Supplement.

     (e) At the time of any acquisition of a Paid-In-Advance Vehicle, the Servicer shall be deemed to have represented to the holder of the 1999-1A SUBI Certificate and each assignee or pledgee thereof that the Master Lease Agreement under which such Paid-In-Advance Vehicle is being acquired is not an Ineligible Delinquent Lease.

     (f) The certifications of the Servicer described in Sections 7.15(a) through (e) (each a "Certification") shall survive delivery of the related Certification. Upon discovery by SPV, the Issuer, the Indenture Trustee or the Servicer that any such Certification was incorrect when made or deemed made and such breach of representation and warranty materially and adversely affects the collectibility of, or the interest of the holder of the 1999-1A SUBI Certificate, or any assignee or pledgee thereof in, such Master Lease Agreement, Consumer Lease or Lease, as the case may be, the party discovering such incorrectness shall give prompt written notice to the others. Within 30 days of its discovery of such breach or notice to such effect to the Servicer, the Servicer shall cure in all material respects the circumstances or condition giving rise to such breach. If the Servicer is unable or unwilling to so cure any such breach, it shall, as the sole remedy for such breach (i) deposit (or cause to be deposited) into the Collection Account on the first Settlement Date following such 30-day period an amount equal to the Aggregate Lease Balance of all Leases under such Master Lease Agreement as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the aggregate Net Book Value of the Leased Vehicles subject to such Master Lease Agreement as of such day, in the case of a repurchase of a Master Lease Agreement, the Lease Balance of such Consumer Lease as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Consumer Lease as of such day, in the case of a repurchase of a Consumer Lease, the Lease Balance of such Lease as of the last day of the immediately preceding Monthly Period plus, in the case of a Closed-End Lease, the Net Book Value of the Leased Vehicle subject to such Lease as of such day, in the case of a repurchase of a Lease, or the cost of the Paid-In-Advance Vehicle, in the case of a repurchase of a Paid-In-Advance Vehicle (which deposit shall constitute the full purchase price in respect of the purchase of such Master Lease Agreement, such Consumer Lease, such Lease or such Paid-In-Advance Vehicle, as the case may be), (ii) purchase such Master Lease Agreement, such Consumer Lease or such Lease and the related Leased Vehicle or Vehicles or such Paid-In-Advance Vehicles from the Origination Trust, and (iii) indemnify, defend and hold harmless the holders of any 1999-A SUBI Certificate (including, without limitation, SPV, the Issuer and the Indenture Trustee on behalf of the Investor Noteholders) and any subsequent servicer (if other than the current Servicer) from and against, any and all loss or liability with respect to or resulting from any such Master Lease, Consumer Lease, Lease, Leased Vehicle or Paid-In-Advance (including, without limitation, the reasonable fees and expenses of counsel). At any time following such repurchase, if requested by the Servicer, the Trust Vehicle or

Vehicle will be re-titled in the name of the Servicer or its designee (other than the Trust, the SPV or the Issuer).

     (g) The obligations of the Servicer pursuant to this Section 7.15 shall survive any termination of the Servicer with respect to the Sold SUBI Portfolio under this Supplement or the Servicing Agreement.

                                 ARTICLE VIII

                            STATEMENTS AND REPORTS

     Section 8.1.   Reporting by the Servicer.

     (a) The Servicer shall deliver to SPV, the Issuer and the Indenture Trustee or any subsequent holder or pledgee of the Sold SUBI Certificates all reports and other documents required to be delivered to the Origination Trustee pursuant to the Servicing Agreement concurrently with their delivery to the Origination Trustee.

     (b) On each Determination Date, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee and each Rating Agency, a certificate of an Authorized Officer in respect of the immediately preceding Monthly Period with respect to each Series of Investor Notes (each a "Settlement Statement") substantially in the form attached to the related Indenture Supplement.

     (c) Prior to 1:00 p.m. (New York City time), on each Deposit Date, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee, a Deposit Report, setting forth the aggregate amount of Collections deposited in the Collection Account on such Deposit Date.

     (d) Within ten Business Days of the last Business Day of each fiscal quarter of the Issuer, the Servicer shall deliver to the Origination Trustee, SPV, the Issuer and the Indenture Trustee a copy of a Quarterly Compliance Certificate of an Authorized Officer, substantially in the form of Exhibit B, dated as of the end of the preceding fiscal quarter, stating that (i) review of the activities of the Servicer during the preceding fiscal quarter (or, in the case of the first such certificate, from the Initial Closing Date) and of its performance under this Agreement has been under such Authorized Officer's supervision and (ii) to the best of such Authorized Officer's knowledge, based on such review, the Servicer has fulfilled all its obligations in all material respects under this Agreement, throughout such fiscal quarter or, if there has been a default in any material respect in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 8.2.   Annual Accountants' Reports.

     The Servicer shall cause Deloitte & Touche LLP or another firm of nationally recognized independent certified public accountants, who may also render other services to the Servicer, to deliver to SPV, the Issuer, the Indenture Trustee, and each Rating Agency on or before March 31 of each year concerning the 12-month period ended December 31 of the preceding year (or such other first period since the date of this Sold SUBI Servicing Supplement), beginning March 31, 2000, (i) a report to the effect that such firm (A) has reviewed certain documents and records relating to the servicing of the Trust Assets allocated to the 1999-1A SUBI Portfolio and (B) based on such review, such firm is of the opinion that the Settlement Statements for such year were prepared in compliance with this Sold SUBI Servicing Supplement; except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report, and (ii) a report to the effect that such firm has examined the assertion of Servicer's management as to its compliance with the servicing requirements set forth in
Article II of the Servicing Agreement with respect to such 12-month (or other) period and that (A) such examination was made in accordance with standards established by the American Institute of Certified Public Accountants, and (B) except as described in the report, management's assertion is fairly stated in all material respects. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     Section 8.3.   Other Certificates and Notices from Servicer.

     (a) The Servicer shall deliver to SPV, the Issuer, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than three Business Days thereafter, an Officer's Certificate specifying the nature and status of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event.

     (b) The Servicer shall deliver to SPV, the Issuer, the Indenture Trustee and each Rating Agency on a quarterly basis, within 45 days following the end of each quarter, a certificate executed by a duly authorized officer of the Servicer stating whether or not, if all "employee benefit plans" subject to Title IV of ERISA which Servicer, or any entity which is a member of a "Controlled Group", of which the Servicer is also a member, maintains or sponsors were terminated on the last day of the immediately preceding quarter or immediately after such date, there would be any unfunded liabilities with respect to any such plan, its participants or beneficiaries, or the Pension Benefit Guarantee Corporation.

     Section 8.4.   Period End Dates.

     The Servicer shall establish the Period End Dates for each calendar year. The Period End Date will generally be the last Saturday of each calendar month unless the last Saturday of a calendar month is too close to the end of such month to permit orderly billing, in which event the Period End Date shall be the second to last Saturday of the month. The remaining Period End Dates for calendar year 1999 are set forth on Schedule X. On or prior to December 1 of each calendar year, commencing December 1, 1999, the Servicer shall deliver to SPV, the Issuer and the Indenture Trustee a list of the Period End Dates for the next calendar year and Schedule X shall be deemed to be amended thereby.

                                  ARTICLE IX

                            TERMINATION OF SERVICER

     Section 9.1.   Termination of Servicer as to Sold SUBI Portfolios.

     (a) Notwithstanding any statement to the contrary contained in Article III of the Servicing Agreement, the Servicer may be terminated by the Issuer, subject to Section 10.1 of this Sold SUBI Servicing Supplement, upon written notice to the Servicer, with respect to the Sold SUBI Portfolios to the extent a Servicer Termination Event shall have occurred and be continuing.
As used herein, the term "Servicer Termination Event" shall mean any of the following acts or occurrences:

          (i) The Servicer shall have failed to deposit or transfer any amounts that are required to be deposited or transferred related to the Sold SUBIs as provided in Section
     7.3 of this Sold SUBI Servicing Supplement, and such failure continues for two (2) Business Days after the discovery of such failure by the Servicer or the receipt by the Servicer of written notice thereof from the Issuer or the Indenture Trustee;

          (ii) The Origination Trustee, the Issuer or the Indenture Trustee shall not have received the Monthly Report within three (3) Business Days after the date any such report is due;

         (iii)  The Servicer shall default in the due
     performance and observance of any other provision of this Agreement, and such default shall have continued for a period of 30 days after the earlier to occur of (x) written notice thereof shall have been given to the Servicer, by the Issuer or the Indenture Trustee or (y) discovery of such failure by the Servicer;

          (iv) The occurrence of a "Servicer Termination Event" described in Section 3.1(a) of the Servicing Agreement;

          (v) Any representation, warranty or statement of the Servicer made under the Servicing Agreement or this Agreement or any certificate, report or other writing delivered pursuant hereto or thereto relating to the Sold SUBI Portfolio shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days after the earlier to occur of (x) written notice thereof shall have been given to the Servicer, by the Issuer or the Indenture Trustee or (y) discovery of such failure by the Servicer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured; or

          (vi) The Servicer shall have created, either indirectly or directly, or allowed to suffer to exist, any Lien on the Sold SUBI Certificates, the Sold SUBIs or any Origination Trust Assets included in the Sold SUBIs Portfolios, other than Permitted Liens.

     (b) Upon the giving of any such notice of the occurrence of a Servicer Termination Event to the Servicer, the Issuer, subject to Section 10.1 of this Sold SUBI Servicing Supplement, may replace the Servicer with a successor Servicer satisfactory to it and upon the effective date of the assumption by the successor Servicer of its duties, all rights, powers, duties and responsibilities of the Servicer with respect to the Sold SUBI Portfolios under the Servicing Agreement as supplemented by this Sold SUBI Servicing Supplement, but excluding the obligations set forth in Section 9.1(d) hereof as being retained by the Servicer, shall vest in and be assumed by, such successor Servicer, and the Issuer and the SUBI Trustee are each hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, or to direct the Servicer to deliver, all documents and other instruments (including any notices to Obligors deemed necessary or advisable by the SUBI Trustee), and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption, including, without limitation, (i) directing the Obligors to remit payments on or in respect of the Sold SUBIs to an account or address designated by such new Servicer and (ii) directing the Servicer to deliver and transfer to the successor Servicer (A) all cash amounts (including all Security Deposits being held by the predecessor Servicer pursuant to Section 2.4 of the Servicing Agreement) that shall at the time be held by the predecessor Servicer under the Servicing Agreement and this Sold SUBI Servicing Supplement or otherwise or shall thereafter be received by it with respect to the Sold SUBI, and (B) all related Lease Documents, Certificates of Title and other related items that from time to time come into possession of the predecessor Servicer with respect to the Sold Units or the Fleet Receivables. Further, within 10 Business Days of the receipt by the Servicer of such direction, the Servicer shall use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Sold SUBI Portfolios to the new Servicer, and as promptly as practicable, the Servicer shall provide to the new Servicer a current computer tape containing all information from the Servicing Records required for the proper servicing of the Sold SUBI Portfolios, (including all origination and servicing information, records and data relating to the Sold Units or the Fleet Receivables, in a form readily and immediately usable by such new Servicer) together with documentation containing any and all information necessary for use of the tape. All reasonable costs and expenses (including attorney's fees) incurred by the successor Servicer in connection with the transfer of the servicing of the Sold SUBI Portfolios to the new Servicer (including the transfer of such Lease Documents and Certificates of Title) and amending the Servicing Agreement and this Sold SUBI Servicing Supplement to reflect the succession to successor Servicer shall be paid by the predecessor Servicer.

     (c) Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 9.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under the Servicing Agreement with respect to the Sold SUBI Portfolios, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its termination as the Servicer as set forth in Section 9.1(d). No Servicer shall resign or be relieved of its duties under the Servicing Agreement, as Servicer of the Sold SUBI Portfolios, until a newly appointed Servicer for the Sold SUBI Portfolios shall have assumed the responsibilities and obligations of the terminated Servicer under the Servicing Agreement and this Sold SUBI Servicing Supplement.

     (d) No termination of the Servicer as to the Sold SUBI Portfolios shall affect the obligations of the Servicer pursuant to Section 7.9 or Section
7.15 (but only to the extent of the Certifications made or deemed made prior to such termination) of this Sold SUBI Servicing Supplement.

     Section 9.2.   No Effect on Other Parties.

     Upon any termination of the rights and powers of the Servicer with respect to the Sold SUBI Portfolios pursuant to Section 9.1 hereof, or upon any appointment of a successor to the Servicer with respect to the Sold SUBI Portfolios, all the rights, powers, duties and obligations of the Trustees, the UTI Holder and the Settlor under the Origination Trust Agreement, the Servicing Agreements, the Sold SUBI Supplements, any other SUBI Supplements, any other SUBI Servicing Agreement Supplements or any other Trust Document shall remain unaffected by such termination or appointment and shall remain in full force and effect thereafter, except as otherwise expressly provided herein or therein.

                                   ARTICLE X

                   ASSIGNMENT OF SERVICING AGREEMENT RIGHTS

     Section 10.1.  Assignment.

     Each party hereto hereby acknowledges and consents to (i) the pledge and assignment by SPV to the Issuer pursuant to the Transfer Agreement of all of the SPV's rights under the Servicing Agreement and this Sold SUBI Servicing Supplement and (ii) the pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee for the benefit of the Investor Noteholders pursuant to the Indenture of all of the Issuer's right, title and interest in and to the Servicing Agreement and this Sold SUBI Servicing Supplement.

                                  ARTICLE XI

                                 MISCELLANEOUS

     Section 11.1.  Termination of Agreement.

     (a) If all of the interest in the Sold SUBIs is transferred to the UTI Holder, then the Servicer, upon the direction of the UTI Holder as provided in Section 11.4 of each of the Sold SUBI Supplements, shall reallocate all Sold SUBI Assets to the UTI Portfolio and the respective duties and obligations of the Servicer and the SUBI Trustee with respect to the Sold SUBIs created by the Servicing Agreement and this Sold SUBI Servicing Supplement shall terminate.

     (b) Except as provided in this Section 11.1, the respective duties and obligations of the Servicer and the SUBI Trustee with respect to the Sold SUBI Portfolios created by the Servicing Agreement and this Sold SUBI Servicing Supplement shall terminate upon the termination of the Servicing Agreement pursuant to Section 4.1 thereof (and with the consent of SPV, the Issuer and the Indenture Trustee in the case of a termination pursuant to
Section 11.1(a) hereof). Upon such a termination, the Servicer shall pay over to the UTI Holder or any other Person entitled thereto all moneys held by the Servicer with respect to the Sold SUBI Portfolios pursuant to the Servicing Agreement and this Sold SUBI Servicing Supplement.

     Section 11.2.  Amendment.

     (a) Notwithstanding Section 4.2 of the Servicing Agreement and subject to Section 10.1 hereof, the Servicing Agreement, as supplemented by this Sold

SUBI Servicing Supplement, to the extent that it deals with the Sold SUBI Portfolios, may be amended from time to time in accordance with this Section 11.2.

     (b) Subject to Section 10.1 hereof, the Servicing Agreement and this Sold SUBI Servicing Supplement may be amended from time to time to the extent that it relates to the Sold SUBIs by SPV, with the consent of the SUBI Trustee but without the consent of any other Person, to correct any inconsistency or cure any ambiguity or errors in the Servicing Agreement or this Sold SUBI Servicing Supplement in a manner which would have no adverse effect on any holder of the Sold SUBI Certificates or any pledge or assignee thereof.

     (c) Subject to Section 10.1 hereof, the Servicing Agreement or this Sold SUBI Servicing Supplement may be amended in any respect from time to time to the extent that it relates to the Sold SUBIs by SPV, with the consent of the holder of the Sold SUBI Certificates and any pledgee or assignee thereof.

     (d) Prior to the execution of any such amendment or consent, the Servicer shall furnish at least five (5) Business Days prior written notification of the substance of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests; provided, that the Servicer shall have no obligation to furnish either Rating Agency with prior written notice of the substance of any amendment or consent to the Servicing Agreement. No later than ten (10) Business Days after the execution of any such amendment or consent, the Servicer shall furnish a copy of such amendment or consent to each Rating Agency with respect to each Series of Investor Notes and each series of Preferred Membership Interests, the Issuer and the Indenture Trustee.

     (e) Prior to the execution of any amendment to the Servicing Agreement or this Sold SUBI Servicing Supplement, the Issuer and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Servicing Agreement or this Sold SUBI Servicing Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

     Section 11.3.  Governing Law.

     THIS SOLD SUBI SERVICING SUPPLEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

     Section 11.4.  Notices.

     The notice provisions of Section 4.4 of the Servicing Agreement shall apply equally to this Sold SUBI Servicing Supplement.

     Section 11.5.  Third Party Beneficiary.

     SPV and each assignee or pledgee of the SPVs interest in this Sold SUBI Servicing Agreement is an express third party beneficiary of the obligations of the parties hereto and may directly enforce the performance of any of such obligations hereunder.

     Section 11.6.  Severability.

     If one or more of the provisions of this Sold SUBI Servicing Supplement shall be for any reason whatever held invalid or unenforceable, such provisions shall be deemed severable from the remaining covenants, agreements and provisions of this Sold SUBI Servicing Supplement, and such invalidity or unenforceability shall in no way affect the validity or enforceability of such remaining covenants, agreements and provisions, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Sold SUBI Servicing Supplement invalid or unenforceable in any respect.

     Section 11.7.  Binding Effect.

     The provisions of the Servicing Agreement and this Sold SUBI Servicing Supplement, insofar as they relate to the Sold SUBI Portfolios, shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto, including, but not limited to, SPV, the Issuer and the Indenture Trustee.

     Section 11.8.  Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 11.9.  Execution in Counterparts.

     This Sold SUBI Servicing Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     Section 11.10.  Further Assurances.

     Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Sold SUBI Servicing Supplement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

     Section 11.11.  Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Sold SUBI Servicing Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as SUBI Trustee of the Trust under the Origination Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any party under the Transaction Documents.

     Section 11.12.  Series Liabilities.

     Each party hereto represents, warrants and covenants that (a) each of the Sold SUBIs is a separate series of the Origination Trust as provided in
Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.
Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Sold SUBIs or the Sold SUBI Portfolios shall be enforceable against the respective Sold SUBI Portfolios only, as applicable, and not against any other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any other SUBI, any other SUBI portfolio, the UTI or the UTI Portfolio shall be enforceable against such other SUBI portfolio or the UTI portfolio only, as applicable, and not against any other SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the respective Sold SUBIs) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Sold SUBIs, respectively, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Sold SUBIs or the Sold SUBI Portfolios shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Sold SUBIs or any SUBI Assets other than the Sold SUBI Portfolios shall be entitled to maintain any action against or recover any assets allocated to the Sold SUBIs, and (e) any purchaser, assignee or pledgee of an interest in the Sold SUBIs, the Sold SUBI Certificates, any other SUBI, any other SUBI Certificate, the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in
Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any other SUBI or Sold SUBI Certificate (as defined in the Origination Trust Agreement), to release all claims to the assets of the Origination Trust allocated to the UTI and each other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each other SUBI Portfolio.

     Section 11.13.  No Petition.

     With respect to each Special Purpose Entity, each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Securitization (i) no party hereto shall authorize such Special Purpose Entity to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Special Purpose Entity or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Special Purpose Entity or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Special Purpose Entity, or to make a general assignment for the benefit of any party hereto or any other creditor of such Special Purpose Entity, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Special Purpose Entity under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all obligations under each Securitization, it will not institute against, or join any other Person in instituting against, any Special Purpose Entity an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any State of the United States.

                      [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                       D.L. PETERSON TRUST

                                       By:  Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Delaware Trustee

                                       By:  /s/ James P. Lawler
                                            --------------------------------
                                            Name:     James P. Lawler
                                            Title:    Vice President

                                       PHH VEHICLE MANAGEMENT SERVICES LLC

                                       By:  /s/ Gerard Kennell
                                            --------------------------------
                                            Name:     Gerard Kennell
                                            Title:    Senior Vice President

                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as SUBI
                                       Trustee

                                       By:  /s/ James P. Lawler
                                            --------------------------------
                                            Name:     James P. Lawler
                                            Title:    Vice President

Acknowledged and Agreed:
GREYHOUND FUNDING LLC,
as the Issuer

By:  /s/ Kevin P. Burns
     ---------------------------------
     Name:     Kevin P. Burns
     Title:    Manager

THE CHASE MANHATTAN BANK,
not in its individual capacity but solely as the Indenture Trustee

By:  /s/ Jennifer Cupo
     ---------------------------------
     Name:     Jennifer Cupo
     Title:    Vice President


RAVEN FUNDING LLC

By:  /s/ Kevin Sheehan
     ---------------------------------
     Name:     Kevin Sheehan
     Title:    Manager

                                                   Exhibit A to the Sold SUBI
                                      Supplement 1999-1 to Servicing Agreement


                         FORM OF SERVICER CERTIFICATE


          In connection with Raven Funding LLC's ("SPV") contribution of certain of the Trust Assets to the Origination Trust pursuant to the Contribution Agreement and the allocation of the Trust Assets to the 1999-1A SUBI on the Closing Date, the undersigned, in my capacity as a duly elected Authorized Officer of the PHH Vehicle Management Services LLC, as servicer under the Sold SUBI Supplement 1999-1 to Servicing Agreement (the "Servicer"), dated as of June 30, 1999 (the "Sold SUBI Servicing Supplement"), among D.L. Peterson Trust, Wilmington Trust Company, as SUBI Trustee, SPV and the Servicer, do hereby certify, on behalf of the Servicer that:

          (A) all of the Master Lease Agreements allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Master Leases as of the Initial Cut-off Date;

          (B) all of the Leases under such Master Lease Agreements included in the Initial Aggregate Lease Balance were Eligible Leases as of the Initial Cut-off Date; and

          (C) all of the Consumer Leases allocated to the 1999-1A SUBI on the Initial Closing Date were Eligible Consumer Leases as of the Initial Cut-off Date.

          This certificate is being delivered to you pursuant to Section 7.15(a) of the Sold SUBI Servicing Supplement.

          Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Sold SUBI Servicing Supplement.

          IN WITNESS WHEREOF, I have hereunto signed my name as of this [__] day of [___], [_____], on behalf of the Servicer, in my capacity as an Authorized Officer thereof.


                                        PHH VEHICLE MANAGEMENT SERVICES LLC,
                                        as Servicer


                                        By:
                                            -------------------------------
                                        Name:
                                        Title:

                                                                  EXHIBIT B TO
                                                           SERVICING AGREEMENT


                   FORM OF QUARTERLY SERVICER'S CERTIFICATE

          The undersigned, an Authorized Officer of __________ (the "Servicer"), as Servicer pursuant to the Servicing Agreement, dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement"), by and among D.L. Peterson Trust, Wilmington Trust Company, as SUBI Trustee, Raven Funding LLC and PHH Vehicle Management Services LLC, as Servicer (the "Servicer") does hereby certify that:
          (a) A review of the activities of the Servicer [IN THE CASE OF INITIAL CERTIFICATE - since the Initial Closing Date] [during the preceding fiscal quarter] and of its performance under the Servicing Agreement Document was made under my supervision; and

          (b) To the best of my knowledge, based on such review, the Servicer has performed in all material respects its obligations under the Servicing Agreement throughout the period covered by this certificate [except as set forth below; describe each material default to occur during such period, as well as the nature and status thereof]

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____day of _______, ____.

                                        By:
                                            --------------------------
                                            Name:
                                            Title:

                                                                    Schedule X


                           Period End Dates for 1999

July 22

August 19

September 23

October 21

November 18

December 16
































                                      -1-